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                                                                   EXHIBIT 10.15

TBCC

                          LOAN AND SECURITY AGREEMENT

BORROWER:   TUT SYSTEMS, INC.,
              A Delaware corporation
ADDRESS:    2495 ESTAND WAY
            PLEASANT HILL, CALIFORNIA 94523

DATE:       DECEMBER 18, 1998

THIS LOAN AND SECURITY AGREEMENT is entered into as of the above date, between the above borrower (the "Borrower"), having its chief executive office and principal place of business at the address shown above, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, CA
91403. The Schedule to this Agreement (the "Schedule") being signed concurrently is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 9 below.) The parties agree as follows:

1. LOANS.
   -----

  1.1.  Loans.  TBCC, subject to the terms and conditions of this Agreement,
        -----
agrees to make loans (the "Loans") to Borrower, from time to time during the period from the date of this Agreement to the Maturity Date set forth in the Schedule, at Borrower's request, in an aggregate principal amount at any one time outstanding not to exceed the Credit Limit shown on the Schedule. If at any time the total outstanding Loans and other monetary Obligations exceed said limit, Borrower shall repay the excess immediately without demand. Borrower shall use the proceeds of all Loans solely for lawful general business purposes.

  1.2.  Due Date.  The Loans, all accrued interest and all other monetary
        --------
Obligations shall be payable in full on the Maturity Date. Borrower may borrow, repay and reborrow Loans (other than any Term Loans), in whole or in part, in accordance with the terms of this Agreement.

  1.3.  Loan Account.  TBCC shall maintain an account on its books in the name
        ------------
of Borrower (the "Loan Account") All Loans and advances made by TBCC to Borrower or for Borrower's account and all other monetary Obligations will be charged to the Loan Account. All amounts received by TBCC from Borrower or for Borrower's account will be credited to the Loan Account. TBCC will send Borrower a monthly statement reflecting the activity in the Loan Account, and each such monthly statement shall be an account stated between Borrower and TBCC and shall be final conclusive and binding absent manifest error.

  1.4.  Collection of Receivables.  Borrower shall remit to TBCC all Collections
        -------------------------
including all checks, drafts and other documents and instruments evidencing remittances in payment (collectively referred to as "Items of Payment") within one Business Day after receipt, in the same form as received, with any necessary endorsements. For purposes of calculating interest due to TBCC, credit will be given for Collections and all other proceeds of Collateral and other payments to TBCC on the Business Day receipt cleared funds. For all purposes of this Agreement any cleared funds received by TBCC later than 10:00 a.m. (California time) on any Business Day shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue. Borrower's Loan Account will be credited only with the net amounts actually received in payment of Receivables, and such payments shall be credited to the Obligations in such order as TBCC shall determine in its discretion. Pending delivery to TBCC, Borrower will not commingle any Items of Payment with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC. Borrower hereby agrees to endorse any Items of Payment upon the request of TBCC.

  * of

  1.5.  Reserves.  TBCC may, from time to time, in its Good Faith business
        --------
judgment (i) establish and modify reserves against Eligible Receivables and Eligible Inventory, (ii) modify advance rates with respect to Eligible Receivables and Eligible Inventory, (iii) modify the standards of eligibility set forth in the definitions of Eligible Receivables and Eligible Inventory, and
(iv) establish reserves against available Loans.

  1.6.  Term.
        ----

   (a) The term of this Agreement shall be from the date of this Agreement to the Maturity Date set forth in the

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

Schedule, unless sooner terminated in accordance with the terms of this Agreement, provided that the Maturity Date shall automatically be extended, and this Agreement shall automatically and continuously renew, for successive additional terms of one year each, unless one party gives written notice to the other, not less than sixty days prior to the next Maturity Date, that such party elects to terminate this Agreement effective on the next Maturity Date. On the Maturity Date or on any earlier termination of this Agreement Borrower shall pay in full all Obligations, and notwithstanding any termination of this Agreement all of TBCC's security interests and all of TBCC's other rights and remedies shall continue in full force and effect until payment and performance in full of all Obligations.

   (b) This Agreement may be terminated prior to the Maturity Date as follows:
(i) by Borrower, effective three Business Days after written notice of termination is given to TBCC; or (ii) by TBCC at any time after the occurrence of an Event of Default, without notice, effective immediately. If this Agreement is terminated by Borrower or by TBCC under this Section 1.6(b). Borrower shall pay to TBCC a termination fee (the "Termination Fee") in the amount shown on the Schedule. The Termination Fee shall be due and payable on the effective date of termination Notwithstanding the foregoing, Borrower shall have no right to terminate this Agreement at any time that any principal of, or interest on any of the Loans or any other monetary Obligations are outstanding, except upon prepayment of all Obligations and the satisfaction of all other conditions set forth in the Loan Documents.

  1.7.  Payment Procedures.  Borrower hereby authorizes TBCC to charge the Loan
        ------------------
Account with the amount of all interest, fees, expenses and other payments to be made hereunder and under the other Loan Documents. TBCC may, but shall not be obligated to, discharge Borrower's payment obligations hereunder by so charging the Loan Account. Whenever any payment to be made hereunder is due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due.

  1.8.  Conditions to Initial Loan.  The obligation of TBCC to make the initial
        --------------------------
Loan is subject to the satisfaction of the following conditions prior to or concurrent with such initial Loan, and Borrower shall cause all such conditions to be satisfied by the Closing Deadline set forth in the Schedule:

   (a) Except for the filling of termination statements under the Code by the existing lender to Borrower whose loans are being repaid with the Loan proceeds, no consent or authorization of, filing with or other act by or in respect of any Governmental Authority or any other Person is required in connection, with the execution, delivery, performance, validity or enforceability of this Agreement, or the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or the continuing operations of the Borrower following the consummation of such transactions.

   (b) TBCC and its counsel shall have performed (i) a review satisfactory to TBCC of all of the Material Contracts and other assets of the Borrower, the financial condition of the Borrower, including all of its tax, litigation, environmental and other potential contingent liabilities, and the corporate and capital structure of the Borrower and (ii) a pre-closing audit and collateral review, in each case with results satisfactory to TBCC.

   (c) TBCC shall have received the following, each dated the date of the initial Loan or as of an earlier date acceptable to TBCC, in form and substance satisfactory to TBCC and its counsel: (i) a Depository Account Agreement (as TBCC shall designate), duly executed by the Borrower and its bank on TBCC's standard form; (ii) acknowledgment copies of Uniform Commercial Code financing statements (naming TBCC as secured party and the Borrower as debtor), duly filed in all jurisdictions that TBCC deems necessary or desirable to perfect and protect the Liens created hereunder, and evidence that all other filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of TBCC, a perfected first priority Lien on the Collateral;
(iii) the opinion of counsel for the Borrower covering such matters incident to the transactions contemplated by this Agreement as TBCC may specify in its discretion; (iv) certified copies of all policies of insurance required by this Agreement and the other Loan Documents, together with loss payee endorsements for all such policies naming TBCC as lender loss payee and an additional insured; (v) copies of the Borrower's articles or certificate of incorporation, certified as true, correct and complete by the secretary of state of Borrower's state of incorporation within 45 days of the date hereof; (vi) copies of the bylaws of the Borrower and a copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby, attached to which is a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) that such copies of the bylaws and resolutions are true, complete and accurate copies thereof, have not been amended or modified since the date of such certificate and are in full force and effect and (B) the incumbency, names and true signatures of the officers of the Borrower; (vii) a good standing certificate from the Secretary of State of Borrower's state of incorporation and each state in which the Borrower is qualified as a foreign corporation, each dated within ten days of the date hereof; (viii) the additional documents and agreements, if any, listed in the Schedule, and (ix) such other agreements and instruments as TBCC deems necessary in its sole and absolute discretion in connection with the transactions contemplated hereby.

  1.9.  Conditions to Lending.  The obligation of TBCC to make any Loan is
        ---------------------
subject to the satisfaction of the following conditions precedent:

   (a) There shall be no pending or, to the knowledge of Borrower after due inquiry, threatened litigation, proceeding, inquiry or other action relating to this Agreement, or any

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

other Loan Document, or which could be expected to have a Material Adverse Effect in the judgment of TBCC;

   (b) Borrower shall be in compliance with all Requirements of Law and Material Contracts, other than such noncompliance that could not have a Material Adverse Effect;

   (c) The Liens in favor of TBCC shall have been duly perfected and shall constitute first priority Liens, except for Permitted Liens;

   (d) All representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct on and as of the date of such Loan as if then made, other than representations and warranties that expressly relate solely to an earlier date, in which case they shall have been true and correct as of such earlier date;

   (e) No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan as of the date of such request; and

   (f) No Material Adverse Effect shall have occurred.

2.  INTEREST AND FEES.
    -----------------

  2.1.  Interest.  Borrower shall pay TBCC interest on all outstanding Loans and
        --------
other monetary Obligations, at the interest rate set forth in the Schedule. Interest shall be payable monthly in arrears on the first Business Day of each month, and on the Maturity Date. Following the occurrence and during the continuance of any Event of Default, the interest rate applicable to all Obligations shall be increased by two percent annum.

  2.2.  Fees.  Borrower shall pay TBCC the fees set forth in the Schedule.
        ----

  2.3.  Calculations.  All interest and fees under this Agreement shall be
        ------------
calculated on the basis of a year of 360 days for the actual number of days elapsed in the period for which such interest or fees are payable.

  2.4.  Taxes.  Any and all payments by Borrower under this Agreement or any
        -----
other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings and penalties, interest and all other liabilities with respect thereto, excluding in the case of TBCC, taxes imposed on its net income and franchise taxes imposed on it by the jurisdiction under the laws of which TBCC is organized or any political subdivision thereof.

3.  SECURITY.
    --------

  3.1.  Grant of Security Interest.  To secure the payment and performance when
        --------------------------
due of all of the Obligations. Borrower hereby grants to TBCC a security interest in all of its present and future Receivables, Investment Property, Inventory, Equipment, Other Property, and other Collateral, wherever located.

  3.2.  Other Liens: Location of Collateral.  Borrower represents, warrants and
        -----------------------------------
covenants that all of the Collateral is, and will at all times continue to be, free and clear of all Liens, other than Permitted Liens and Liens in favor of TBCC. All Collateral is and will continue to be maintained at the locations shown on the Schedule.

  3.3.  Receivables.
        -----------

   (a) Schedules and Other Actions.  As often as requested by TBCC, Borrower
       ---------------------------
shall execute and deliver to TBCC written schedules of Receivables and Eligible Receivables (but the failure to execute or deliver any schedule shall not affect or limit TBCC's security interest in all Receivables). On TBCC's request, Borrower shall also furnish to TBCC copies of invoices to customers and shipping and delivery receipts. Borrower shall deliver to TBCC the originals of all letters of credit, notes, and instruments in its favor and such endorsements or assignments as TBCC may reasonable request and, upon the request of TBCC, Borrower shall deliver to TBCC all certificated securities with respect to any Investment Property, with all necessary endorsements, and obtain such account control agreements with securities intermediaries and take such other action with respect to any Investment Property, as TBCC shall request, in form and substance satisfactory to TBCC. Upon request of TBCC Borrower additionally shall obtain consents from any letter of credit issuers with respect to the assignment to TBCC of any letter of credit proceeds.

   (b) Records Collections.  Borrower shall report all customer credits to TBCC,
       -------------------
on the regular reports to TBCC in the form from time to time specified by TBCC. Borrower shall notify TBCC of all returns and recoveries of merchandise and of all all claims asserted with respect to merchandise, on its regular reports to TBCC. Borrower shall not settle or adjust any dispute or claim, or grant any discount, credit or allowance or accept any return of merchandise, except in the ordinary course of its business, without TBCC's prior written consent.

   (c) Representations.  Borrower represents and warrants to TBCC that each
       ---------------
Receivable with respect to which Loans are requested by Borrower shall, on the date each Loan is requested and made, represent an undisputed, bona fide, existing, unconditional obligation of the account debtor created by the sale, delivery, and acceptance of goods, the licensing of software or the rendition of services, in the ordinary course of Borrower's business, and meet the Minimum eligibility Requirements set forth in Section 9.1(n) below.

   3.4.  Inventory.  Borrower shall maintain full, accurate and complete records
         ---------
respecting the Inventory describing the kind, type and quantity of the Inventory and Borrower's cost therefor, withdrawals therefrom and additions thereto, including a perpetual inventory for work in process and finished goods.

   3.5.  Equipment.  Borrower shall at all times keep correct and accurate
         ---------
records itemizing and describing the location, kind, type, age and condition of the Equipment, Borrower's cost therefor and accumulated depreciation thereof and retirements, sales, or other dispositions thereof. Borrower shall keep all of its Equipment in a satisfactory state of repair and satisfactory operating condition in accordance with

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

industry standards, ordinary wear and tear excepted. No Equipment shall be annexed or affixed to or become part of any realty, unless the owner of the realty has executed and delivered a Landlord Waiver in such form as TBCC shall specify. Where Borrower is permitted to dispose of any Equipment under this Agreement or by any consent thereto hereafter given by TBCC. Borrower shall do so at arm's length, in good faith and by obtaining the maximum amount of recovery practicable therefor and without impairing the operating integrity or value of the remaining Equipment.

  3.6.  Investment Property.  Borrower shall have the right to retain all
        -------------------
Investment Property payments and distributions, unless and until a Default or an Event of Default has occurred. If a Default or an Event of Default exists, Borrower shall hold all payments on, and proceeds of, and distributions with respect to, Investment Property in trust for TBCC, and Borrower shall deliver all such payments, proceeds and distributions to TBCC, immediately upon receipt, in their original form, duly endorsed, to be applied to the Obligations in such order as TBCC shall determine. Upon the request of TBCC, any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities accounts as part of the Collateral.

  3.7.  Further Assurances.  Borrower will perform any and all steps that TBCC
        ------------------
may reasonably request to perfect TBCC's security interests in the Collateral, including, without limitation, executing and filing financing and continuation statements in form and substance satisfactory to TBCC. TBCC is hereby authorized by Borrower to sign Borrower's name or file any financing statements or similar documents or instruments covering the Collateral whether or not Borrower's signature appears thereon. Borrower agrees, from time to time, at TBCC's request, to file notices of Liens, financing statements, similar documents or instruments, and amendments, renewals and continuations thereof, and cooperate with TBCC, in connection with the continued perfection and protection of the Collateral. If any Collateral is in the possession or control of any Person other than a public warehouseman where the warehouse receipt is in the name of or held by TBCC, Borrower shall notify such Person of TBCC's security interest therein and, upon request, instruct such Person or Persons to hold all such Collateral for the account of TBCC and subject to TBCC's instructions. If so requested by TBCC, Borrower will deliver to TBCC warehouse receipts covering any Collateral located in warehouses showing TBCC as the beneficiary thereof and will also cause the warehouseman to execute and deliver such agreements as TBCC may request relating to waivers of liens by such warehouseman and the release of the Inventory to TBCC on its demand. Borrower shall defend the Collateral against all claims and demands of all Persons.

  3.8.  Power of Attorney.  Borrower hereby appoints and constitutes TBCC as
        -----------------
Borrower's attorney-in-fact (i) to request at any time from account debtors verification of information concerning Receivables and the amount owing thereon,
(ii) upon the occurrence and during the continuance of an Event of Default, to convey any item of Collateral to any purchaser thereof, (iii) to give or sign Borrower's name to any notices or statements necessary or desirable to create or continue the Lien on any Collateral granted hereunder, (iv) to execute and deliver to any securities intermediary or other Person any entitlement order, account control agreement or other notice, document or instrument with respect to any Investment Property, and (v) to make any payment or take any act necessary or desirable to protect or preserve any Collateral. TBCC's authority hereunder shall include, without limitation, the authority to execute and give receipt for any certificate of ownership or any document, transfer title to any item of Collateral and take any other actions arising from or incident to the powers granted to TBCC under this Agreement. This power of attorney is coupled with an interest and is irrevocable.

4.  Representations and Warranties of Borrower.  Borrower represents and
    ------------------------------------------
warrants as follows:

  4.1.  Organization, Good Standing and Qualification.  Borrower (i) is a
        ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State set forth above, (ii) has the corporate power and authority to own its properties and assets and to transact the businesses in which it is engaged and (iii) is duly qualified, authorized to do business and in good standing in each jurisdiction where it is engaged in business, except to the extent that the failure to so qualify or be in good standing would not have a Material Adverse Effect.

  4.2.  Locations of Offices, Records and Collateral.  The address of the
        --------------------------------------------
principal place of business and chief executive office of Borrower is, and the books and records of Borrower and all of its chattel paper and records relating to Collateral are maintained exclusively in the possession of Borrower at, the address of Borrower specified in the heading of this Agreement. Borrower has places of business, and Collateral is located, only at such address and at the addresses set forth in the Schedule and at any additional locations reported to TBCC as provided in Section 5.8(c) as to which TBCC has taken all necessary action to perfect and protect its security interests in the Collateral at any such locations.

  4.3.  Authority.  Borrower has the requisite corporate power and authority to
        ---------
execute, deliver and perform its obligations under each of the Loan Documents. All corporate action necessary for the execution, delivery and performance by Borrower on the Loan Documents has been taken.

  4.4.  Enforceability.  This Agreement is, and, when executed and delivered,
        --------------
each other Loan Document will be, the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and general principles of equity.

  4.5.  No conflict.  The execution, delivery and performance of each Loan
        -----------
Document by Borrower does not and will not contravene (i) any of the Governing Documents, (ii) any Requirement of Law or (iii) any Material Contract

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

and will not result in the imposition of any Liens other than in favor of TBCC.

  4.6.  Consents and Filings.  No consent, authorization or approval of, or
        --------------------
filing with or other act by, any shareholders of Borrower or any Governmental Authority or other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby or the continuing operations of Borrower following such consummation, except (i) those that have been obtained or made, (ii) the filing of financing statements under the Uniform Commercial Code and (iii) any necessary filings with the U.S. Copyright Office and the U.S. Patent and Trademark Office.

  4.7.  Solvency.  Borrower is Solvent and will be Solvent upon the completion
        --------
of all transactions contemplated to occur on or before the date of this Agreement (including, without limitation, the Loans to be made on the date of this Agreement).

  4.8.  Financial Data.  Borrower has provided to TBCC complete and accurate
        --------------
Financial Statements, which have been prepared in accordance with GAPP consistently applied throughout the periods involved and fairly present the financial position and results of operations of Borrower for each of the periods covered, subject, in the case of any quarterly financial statements, to normal year-end adjustments and the absence of notes. Borrower has no Contingent Obligation or liability for taxes, unrealized losses, unusual forward or long-term commitments or long-term leases, which is not reflected in such Financial Statements or the footnotes thereto. Since the last date covered by such Financial Statements, there has been no sale, transfer or other disposition by Borrower of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the financial condition of Borrower at said date. Since said date, (i) there has been no change, occurrence, development or event which has had or could reasonably be expected to have a Material Adverse Effect and (ii) none of the capital stock of Borrower has been redeemed, retired, purchased or otherwise acquired for value by Borrower.

  4.9.  Accuracy and Completeness of Information.  All data, reports and
        ----------------------------------------
information previously, now or hereafter furnished by or on behalf of Borrower to TBCC or the Auditors are or will be true and accurate in all material respects on the date as of which such data, reports and information are dated or certified, and not incomplete by omitting to state any material fact necessary to make such data, reports and information not materially misleading at such time. There are no facts now known to Borrower which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect and which have not been disclosed in writing to TBCC.

  4.10. No Joint Ventures Partnerships or Subsidiaries.  Borrower is not
        ----------------------------------------------
engaged in any joint venture or partnership with any other Person. Borrower has no Subsidiaries.

  4.11. Corporate and Trade Name.  During the past five years, Borrower has not
        ------------------------
been known by or used any other corporate, trade or fictitious name except for its name as set forth on the signature page of this Agreement and the other names specified in the Schedule.

  4.12. No Actual or Pending Material Modification of Business.  There exists
        ------------------------------------------------------
no actual or, to the best of Borrower's knowledge after due inquiry, threatened termination, cancellation or limitation of, or any modification or change in the business relationship of Borrower with any customer or group of customers whose purchases individually or in the aggregate are material to the operation of Borrower's business or with any material supplier.

  4.13. No Broker's or Finder's Fees.  No broker or finder brought about this
        ----------------------------
Agreement or the Loans. No broker's or finder's fees or commissions will be payable by Borrower to any Person in connection with the transactions contemplated by this Agreement.

  4.14. Taxes and Tax Returns.  Borrower has properly completed and timely
        ---------------------
filed all income tax returns it is required to file. The information filed is complete and accurate in all material respects. All deductions taken in such income tax returns are appropriate and in accordance with applicable laws and regulations, except deductions that may have been disallowed but are being challenged in good faith and for which adequate reserves have been made in accordance with GAAP. All taxes, assessments, fees and other governmental charges for periods beginning prior to the date of this Agreement have been timely paid (or, if not yet due, adequate reserves therefor have been established in accordance with GAAP) and Borrower has no liability for taxes in excess of the amounts so paid or reserves so established. No deficiencies for taxes have been claimed, proposed or assessed by any taxing or other Governmental Authority against Borrower and no notice of any tax Lien has been filed. There are no pending or threatened audits, investigations or claims for or relating to any liability for taxes and there are no matters under discussion with any Governmental Authority which could result in an additional liability for taxes. No extension of a statute of limitations relating to taxes, assessments, fees or other governmental charges is in effect with respect to Borrower. Borrower is not a party to and does not have any obligations under any written tax sharing agreement or agreement regarding payments in lieu of taxes.

  4.15. No Judgments or Litigation.  Except as set forth in the Schedule, no
        --------------------------
judgments, orders, writs or decrees are outstanding against Borrower, nor is there now pending or, to the knowledge of Borrower after due inquiry, threatened litigation, contested claim, investigation, arbitration, or governmental proceeding by or against Borrower that (i) could individually or in the aggregate be likely in the reasonable business judgment of TBCC to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Agreement, any other Loan Document or the consummation of the transactions contemplated hereby or thereby.

     TBCC                                           LOAN AND SECURITY AGREEMENT
     ---------------------------------------------------------------------------

  4.16.  Investments: Contracts.  Borrower (i) has not committed to make any
         ----------------------
Investment; (ii) is not a party to any indenture, agreement, contract, instrument or lease or subject to any charter, by-law or other corporate restriction or any injunction, order, restriction or decree, which would materially and adversely affect its business, operations, assets or financial condition; (iii) is not a party to any take or pay contract as to which it is the purchaser; or (iv) has no material contingent or long-term liability, including management contracts (excluding employment contracts of full-time individual officers or employees), which could have a Material Adverse Effect.

  4.17.  No Defaults: Legal Compliance.  Borrower is not in default under any
         -----------------------------
term of any Material Contract or in violation of any Requirement of Law, nor is Borrower subject to any investigation with respect to a claimed violation of any Requirement of Law.

  4.18.  Rights in Collateral: Priority of Liens.  All Collateral is owned or
         ---------------------------------------
leased by Borrower, free and clear of any and all Liens in favor of third parties, other than Permitted Liens. The Liens granted to TBCC pursuant to the Loan Documents constitute valid, enforceable and perfected first-priority Liens on the Collateral, except for Permitted Liens.

  4.19.  Intellectual Property.  Set forth in the written Representations and
         ---------------------
Warranties of Borrower previously delivered to TBCC is a complete and accurate list of all patents, trademarks, trade names, service marks and copyrights (registered and unregistered), and all applications therefor and licenses thereof, of Borrower. Borrower owns or licenses all material patents, trademarks, service-marks, logos, tradenames, trade secrets, know-how, copyrights, or licenses and other rights with respect to any of the foregoing, which are necessary or advisable for the operation of its business as presently conducted or proposed to be conducted. To the best of its knowledge after due inquiry, Borrower has not infringed any patent, trademark, service-mark, tradename, copyright, license or other right owned by any other Person by the sale or use of any product, process, method, substance, part or other material presently contemplated to be sold or used, where such sale or use would reasonably be expected to have a Material Adverse Effect and no claim or litigation is pending, or to the best of Borrower's knowledge, threatened against or affecting Borrower that contests its right to sell or use any such product, process, method, substance, part or other material.

  4.20.  Labor Matters.  There are no existing or threatened strikes, lockouts
         -------------
or other disputes relating to any collective bargaining or similar agreement to which Borrower is a party which would, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect.

  4.21.  Licenses and Permits.  Borrower has obtained and holds in full force
         --------------------
and effect, all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary or advisable for the operation of its business as presently conducted and as proposed to be conducted, except where the failure to possess any of the foregoing (individually or in the aggregate) would not have a Material Adverse Effect.

  4.22.  Government Regulation.  Borrower is not subject to regulation under the
         ---------------------
Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, the Investment Company Act of 1940, or any other Requirement of Law that limits its ability to incur indebtedness or its ability to consummate the transactions contemplated by this Agreement and the other Loan Documents.

  4.23.  Business and Properties.  The business of Borrower is not affected by
         -----------------------
any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect.

  4.24.  Affiliate Transactions.  Borrower is not a party to or bound by any
         ----------------------
agreement or arrangement (whether oral or written) to which any Affiliate of Borrower is a party except (i) in the ordinary course of and pursuant to the reasonable requirements of the business of Borrower and (ii) upon fair and reasonable terms no less favorable to Borrower than it could obtain in a comparable arm's-length transaction with an unaffiliated Person.

  4.25.  Survival of Representations. All representations made by Borrower in
         ---------------------------
this Agreement and in any other Loan Document executed and delivered by it in connection herewith shall survive the execution and delivery hereof and thereof and the closing of the transactions contemplated hereby and thereby.

5.  AFFIRMATIVE COVENANTS OF THE BORROWER.  Until termination of this Agreement
    -------------------------------------
and payment and satisfaction of all Obligations:

  5.1.   Corporate Existence.  Borrower shall (i) maintain its corporate
         -------------------
existence, (ii) maintain in full force and effect all material licenses, bonds, franchises, leases, trademarks, qualifications and authorizations to do business, and all material patents, contracts and other rights necessary or advisable to the profitable conduct of its business, and (iii) continue in, and limit its operations to, the same lines of business as presently conducted by it.

  5.2.   Maintenance of Property.  Borrower shall keep all property useful and
         -----------------------
necessary to its business in good working order and condition (ordinary wear and tear excepted) in accordance with its past operating practices.

  5.3.   Affiliate Transactions. Borrower shall conduct transactions with any of
         ----------------------
its Affiliates on an arm's-length basis or other basis no less favorable to Borrower and which are approved by the board of directors of Borrower.

  5.4.   Taxes.  Borrower shall pay when due (i) all tax assessments, and other
         -----
governmental charges and levies imposed against it or any of its property and
(ii) all lawful claims that, if unpaid, might by law become a Lien upon its property; provided, however, that, unless such tax as-
          --------  -------

     TBCC                                           LOAN AND SECURITY AGREEMENT
     ---------------------------------------------------------------------------

sessment, charge, levy or claim has become a Lien on any of the property of Borrower, it need not be paid if it is being contested in good faith, by appropriate proceedings diligently conducted and an adequate reserve or other appropriate provision shall have been made therefor as required in accordance with GAAP.

  5.5.   Requirements of Law. Borrower shall comply with all Requirements of Law
         -------------------
applicable to it, including, without limitation, all applicable Federal, State, local or foreign laws and regulations, including, without limitation, those relating to environmental matters, employee matters, the Employee Retirement Income Security Act of 1974, and the collection, payment and deposit of employees' income, unemployment and social security taxes, provided that
                                                           --------
Borrower shall not be deemed in violation hereof if Borrower's failure to comply with any of the foregoing would not require more than $50,000 to cure the same.

  5.6.   Insurance. Borrower shall maintain public liability insurance, business
         ---------
interruption insurance, third party property damage insurance and replacement value insurance on its assets (including the Collateral) under such policies of insurance, with such insurance companies, in such amounts and covering such risks as are at all times satisfactory to TBCC in its commercially reasonable judgment, all of which policies covering the Collateral shall name TBCC as an additional insured and lender loss payee in case of loss, and contain other provisions as TBCC may reasonably require to protect fully TBCC's interest in the Collateral and any payments to be made under such policies.

  5.7.   Books and Records: Inspections.  Borrower shall (i) maintain books and
         ------------------------------
records (including computer records) pertaining to the Collateral in such detail, form and scope as is consistent with good business practice and (ii) provide TBCC and its agents access to the premises of Borrower at any time and from time to time, during normal business hours and upon reasonable notice under the circumstances, and at any time on and after the occurrence of a Default or Event of Default, for the purposes of (A) inspecting and verifying the Collateral, (B) inspecting and copying (at Borrower's expense) any and all records pertaining thereto, and (C) discussing the affairs, finances and business of Borrower with any officer, employee or director of Borrower or with the Auditors. Borrower shall reimburse TBCC for the reasonable travel and related expenses of TBCC's employees or, at TBCC's option, of such outside accountants or examiners as may be retained by TBCC to verify or inspect Collateral, records or documents of Borrower on a regular basis or for a special inspection if TBCC deems the same appropriate. If TBCC's own employees are used, Borrower shall also pay therefor $600 per person per day (or such other amount as shall represent TBCC's then current standard charge for the same), or, if outside examiners or accountants are used, Borrower shall also pay TBCC such sum as TBCC may be obligated to pay as fees therefor.

  5.8.   Notification Requirements.  Borrower shall give TBCC the following
         -------------------------
notices and other documents:

  (a)    Notice of Defaults.  Borrower shall give TBCC written notice of any
         ------------------
Default or Event of Default within two Business Days after becoming aware of the same.

  (b)    Proceedings or Adverse Changes. Borrower shall give TBCC written notice
         ------------------------------
of any of the following, promptly, and in any event within five Business Days after Borrower becomes aware of any of the following: (i) any proceeding being instituted or threatened by or against it in any federal, state, local or foreign court or before any commission or other regulatory body involving a sum, together with the sum involved in all other similar proceedings, in excess of $50,000 in the aggregate, (ii) any order, judgment or decree being entered against Borrower or any of its properties or assets involving a sum, together with the sum of all other orders, judgments or decrees, in excess of $50,000 in the aggregate, and (iii) any actual or prospective change, development or event which has had or could reasonably be expected to have a Material Adverse Effect.

  (c)    Change of Name or Chief Executive Office: Opening Additional Places of
         ----------------------------------------------------------------------
Business.  Borrower shall give TBCC at least 30 days prior written notice of any
--------
change of Borrower's corporate name or its chief executive office or of the opening of any additional place of business.

  (d)    Casualty Loss. Borrower shall (i) provide written notice to TBCC,
         -------------
within ten Business Days, of any material damage to, the destruction of or any other material loss to any asset or property owned or used by Borrower other than any such asset or property with a net book value (individually or in the aggregate) less than $10,000 or any condemnation, confiscation or other taking, in whole or in part, or any event that otherwise diminishes so as to render impracticable or unreasonable the use of such asset or property owned or used by Borrower together with the amount of the damage, destruction, loss or diminution in value and (ii) diligently file and prosecute its claim or claims for any award or payment in connection with any of the foregoing.

  (e)    Intellectual Property. Borrower shall promptly give TBCC written notice
         ---------------------
of any copyright registration made by it, any rights Borrower may obtain to any copyrightable works, new trademarks or any new patentable inventions, and of any renewal or extension of any trademark registration, or if it shall otherwise become entitled to the benefit of any patent or patent application or trademark or trademark application.

  (f)    Deposit Accounts and Security Accounts. Borrower shall promptly give
         --------------------------------------
TBCC written notice of the opening of any new bank account or other deposit account, and any new securities account.

5.9.     Qualify to Transact Business. Borrower shall qualify to transact
         ----------------------------
business as a foreign corporation in each jurisdiction where the nature or extent of its business or the ownership of its property requires it to be so qualified or authorized and where failure to qualify or be authorized would have a Material Adverse Effect.

5.10.    Financial Reporting. Borrower shall timely deliver to TBCC the
         -------------------
following financial information: the

     TBCC                                            LOAN AND SECURITY AGREEMENT
     ---------------------------------------------------------------------------

information set forth in the Schedule, and, when requested by TBCC in its good-faith judgment, any further information respecting Borrower or any Collateral. Borrower authorizes TBCC to communicate directly with its officers, employees and Auditors and to examine and make abstracts from its books and records. Borrower authorizes its Auditors to disclose to TBCC any and all financial statements, work papers and other information of any kind that they may have with respect to Borrower and its business and financial and other affairs. Borrower shall deliver a letter addressed to the Auditors requesting them to comply with the provisions of this paragraph when requested by TBCC.

   5.11.   Payment of Liabilities.  Borrower shall pay and discharge, in the
           ----------------------
ordinary course of business, all Indebtedness, except where the same may be contested in good faith by appropriate proceedings and adequate reserves with respect thereto have been provided on the books and records of Borrower in accordance with GAAP.

   5.12.   Patents, Trademarks, Etc. Borrower shall do and cause to be done all
           ------------------------
things necessary to preserve, maintain and keep in full force and effect all of its registrations of trademarks, service marks and other marks, trade names and other trade rights, patents, copyrights and other intellectual property in accordance with prudent business practices.

   5.13.   Proceeds of Collateral. Without limiting any of the other terms of
           ----------------------
this Agreement, and without implying any consent to any sale or other transfer of Collateral in violation of any provision of this Agreement, Borrower shall deliver to TBCC all proceeds of any sale or other transfer or disposition of any Collateral, immediately upon receipt of the same and in the same form as received, with any necessary endorsements, and Borrower will not commingle any such proceeds with any of its other funds or property, but will segregate them from the other assets of Borrower and will hold them in trust and for the account and as the property of TBCC.

   5.14.   Solvency.  Borrower shall be Solvent at all times.
           --------

6.   NEGATIVE COVENANTS.  Until termination of this Agreement and payment and
     ------------------
satisfaction of all Obligations

   6.1.    Contingent Obligations.  Borrower will not directly or indirectly,
           ----------------------
incur, assume, or suffer to exist any Contingent Obligation, excluding indemnities given in connection with this Agreement or the other Loan Documents in favor of TBCC or in connection with the sale of Inventory or other asset dispositions permitted hereunder.

   6.2.    Corporate Changes. Borrower will not, directly or indirectly, merge
           -----------------
or consolidate with any Person, or liquidate or dissolve (or suffer any liquidation or dissolution).

   6.3.    Change in Nature of Business.  Borrower will not at any time make any
           ----------------------------
material change in the lines of its business as carried on at the date of this Agreement or enter into any new line of business.

   6.4.    Sales of Assets.  Borrower will not, directly or indirectly, in any
           ---------------
fiscal year, sell, transfer or otherwise dispose of any assets, or grant any option or other right to purchase or otherwise acquire any assets other than (i) Equipment with an aggregate value of less the $25,000, (ii) sales of Inventory in the ordinary course of business and (iii) licenses or sublicenses of intellectual property in the ordinary course of Borrower's business.

   6.5.    Cancellation of Debt. Borrower will not cancel any claim or debt owed
           --------------------
to it, except in the ordinary course of business.

   6.6     Loans to Other Persons.  Borrower will not at any time make loans or
           ----------------------
advance any credit (except to trade debtors in the ordinary course of business) to any Person in excess of * in the aggregate at any time for all such loans**

   * $50,000

   ** UNLESS CONSENTED TO IN WRITING BY lENDER, WHICH CONSENT SHALL NOT BE UNREASONABLY BE WITHHELD.

   6.7.    Liens. Borrower will not, directly or indirectly, at any time create,
           -----
incur, assume or suffer to exist any Lien on or with respect to any of the Collateral, other than: Liens created hereunder and by any other Loan Document; and Permitted Liens.

   6.8     Dividends Stock Redemptions. Borrower will not, directly or
           ---------------------------
indirectly, pay any dividends or distributions on, purchase, redeem or retire any shares of any class of its capital stock or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding (Stock), or make any payment on account of or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of its Stock, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Borrower, except for dividends paid solely in stock of the Borrower*.

   * OTHER THAN THE FOLLOWING: (1) REPURCHASE OF SHARES FROM EMPLOYEES OF BORROWER IN THE ORDINARY COURSE OF BUSINESS; (2) THE RETIREMENT OF THE CLASSES OF PREFERRED STOCK OF THE BORROWER, WHICH SHALL CONSTITUTE A NON-CASH TRANSACTION; AND (3) AS THE LENDER OTHERWISE CONSENTS TO FROM TIME TO TIME

   6.9.    Investments in Other Persons.  Borrower will not, directly or
           ----------------------------
indirectly, at any time make or hold any Investment in any Person (whether in cash, securities or other property of any kind) other than*

   * AS SET FORTH IN THE WRITTEN INVESTMENT POLICY OF THE COMPANY AS PROVIDED TO THE LENDER ON OR PRIOR TO THE DATE HEREOF

   6.10    Partnerships; Subsidiaries; Joint Ventures; Management Contracts.
           ----------------------------------------------------------------
Borrower will not at any time create any direct or indirect Subsidiary, enter into any joint

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

venture or similar arrangement or become a partner in any general or limited partnership or enter into any management contract (other than an employment contract for the employment of an officer or employee entered into in the regular course of Borrower's business) permitting third party management rights with respect to Borrower's business.*

  * , OTHER THAN AS CONSENTED TO BY THE LENDER, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD.

  6.11.  Fiscal Year. Borrower will not change its fiscal year.
         -----------

  6.12.  Accounting Changes. Borrower will not at any time make or permit any
         ------------------
change in accounting policies or reporting practices, except as required by GAAP.

  6.13.  Broker's or Finder's Fees. Borrower will not pay or incur any broker's
         -------------------------
or finder's fees in connection with this Agreement or the transactions contemplated hereby.

  6.14.  Unusual Terms of Sale. Borrower will not sell goods or products on
         ---------------------
extended terms, consignment terms, on a progress billing or bill and hold basis, or on any other unusual terms.

  6.15.  Amendments or Material Contracts. Borrower will not amend, modify,
         --------------------------------
cancel or terminate, or permit the amendment, modification, cancellation or termination of, any Material Contract, if such amendment, modification, cancellation or termination could have a Material Adverse Effect.

  6.16.  Sale and Leaseback Obligations. Borrower will not at any time create,
         ------------------------------
incur or assume any obligations as lessee for the rental of real or personal property in connection with any sale and leaseback transaction.

  6.17.  Acquisition of Stock or Assets. Borrower will not acquire or commit or
         ------------------------------
agree to acquire all or any stock, securities or assets of any other Person other than Inventory and Equipment acquired in the ordinary course of business*.

  * , EXCEPT WITH THE WRITTEN CONSENT OF THE LENDER.

7. EVENTS OF DEFAULT.
   -----------------

   7.1.  Events of Default. The occurrence of any of the following events shall
         -----------------
constitute an Event of Default:

  (a) Borrower shall fail to pay any principal, interest, fees, expenses or other Obligations when payable, whether at stated maturity, by acceleration, or otherwise; or

  (b) Borrower shall default in the performance or observance of any agreement, covenant, condition, provision or term contained in Section 1.1, 1.2, 1.4, 3.3, 5.7, 5.13, 6 (and its Sections and subsections), or 8.1 of this Agreement, or Borrower shall fail to perform any nonmonetary Obligation which by its nature cannot be cured, or

  (c) Borrower shall default in the performance or observance of any other agreement, covenant, condition, provision or term of this Agreement (other than those referred to in Section 7.1(a) above or Section 7.1(b) above) or any other Loan Document, and such failure continues uncured for a period of * Business Days after the date it occurs; or

  * TEN DAYS

  (d) Borrower or any Guarantor shall dissolve, wind up or otherwise cease to conduct its business; or

  (e) Borrower or any Guarantor shall become the subject of (i) an Insolvency Event except as set forth in clause (e) of the definition of Insolvency Event or
(ii) an Insolvency Event as set forth in clause (e) of the definition of Insolvency Event that is not dismissed within sixty days; or

  (f) any representation or warranty made by or on behalf of Borrower or any Guarantor to TBCC, under this Agreement or otherwise, shall be incorrect or misleading in any material respect when made or deemed made; or

  (g) A change in the ownership or control of more than 20% of the voting stock of the Borrower compared to such ownership on the date of this Agreement*

  *EXCEPT AS THE lENDER MAY OTHERWISE AGREE TO FROM TIME TO TIME AND EXCEPT AS OCCURS UPON THE CONSUMMATION INITIAL PUBLIC OFFERING OF THE COMMON STOCK OF THE BORROWER

  (h) any judgment or order for the payment of money shall be rendered against Borrower and shall not be stayed, vacated, bonded or discharged within thirty days; or

  (i) any defined "Event of Default" shall occur under any other Loan Document; or Borrower or any Guarantor shall deny or disaffirm its obligations under any of the Loan Documents or any Liens granted in connection therewith or shall otherwise challenge any of its obligations under any of the Loan Documents, or any Liens granted in any of the Collateral shall be determined to be void, voidable or invalid, are subordinated or are not given the priority contemplated by this Agreement; or

  (j) any Loan Document shall for any reason cease to create a valid and perfected Lien on the Collateral purported to be covered thereby, of first priority (except for Permitted Liens); or

  (k) the Auditors for Borrower shall deliver a Qualified opinion on any Financial Statement, or

  (l) Borrower or any Guarantor (i) shall fail to pay any Indebtedness owing to TBCC under any other agreement with TBCC or note or instrument in favor of TBCC, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall otherwise be in breach of or default in any of its obligations under any such agreement, note or instrument with respect to any such Indebtedness; or

  (m) Borrower or any Guarantor (i) shall fail to pay any Indebtedness in excess of $50,000 owing to any Person other than TBCC or any interest or premium thereon, when due (whether at scheduled maturity or by required prepayment, acceleration, demand or otherwise), or (ii) shall

     TBCC                                            LOAN AND SECURITY AGREEMENT
     ---------------------------------------------------------------------------

otherwise be in breach or default in any of its obligations under any agreement with respect to any such Indebtedness, if the effect of such breach, default or failure to pay is to cause such Indebtedness to become due or redeemed or permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to declare such Indebtedness due or require such Indebtedness to be redeemed prior to its stated maturity, or

  (n) the occurrence of any event or condition that, in TBCC's judgment, could reasonably be expected to have a Material Adverse Effect.

TBCC may cease making any Loans hereunder during any of the above cure periods, and thereafter if any Event of Default has occurred and is continuing.

  7.2    Remedies. Upon the occurrence and during the continuance of an Event of
         --------
Default, TBCC shall have all rights and remedies under applicable law and the Loan Documents, and TBCC may do any or all of the following.

  (a) Declare all Obligations to be immediately due and payable (except with respect to any Event of Default with respect to Borrower set forth in Section 7.1(e), in which case all Obligations shall automatically become immediately due and payable) without presentment, demand, protest or any other action or obligation of TBCC;

  (b) Cease making any Loans or other extensions of credit to Borrower of any kind;

  (c) Take possession of all documents, instruments, files and records (including the copying of any computer records) relating to the Receivables or other Collateral and use (at the expense of Borrower) such supplies or space of Borrower at Borrower's places of business necessary to administer and collect the Receivables and other Collateral;

  (d) Accelerate or extend the time of payment, compromise, issue credits or bring suit on the Receivables and other Collateral (in the name of Borrower or TBCC) and otherwise administer and collect the Receivables and other Collateral;

  (e) Collect, receive, dispose of and realize upon any Investment Property, including withdrawal of any and all funds from any securities accounts;

  (f) Sell, assign and deliver the Receivables and other Collateral, with or without advertisement, at public or private sale, for cash, on credit or otherwise, subject to applicable law; and

  (g) Foreclose on the security interests created pursuant to the Loan Documents by any available procedure, take possession of any or all of the Collateral, with or without judicial process and enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same.

  (h) TBCC may bid or become a purchaser at any sale, free from any right of redemption, which right is expressly waived by Borrower, if permitted under applicable law. If notice of intended disposition of any Collateral is required by law, it is agreed that ten days' notice shall constitute reasonable notification. Borrower will assemble the Collateral and make it available at such locations as TBCC may specify, whether at the premises of Borrower or elsewhere, and will make available to TBCC the premises and facilities of Borrower for the purpose of TBCC's taking possession of or removing the Collateral or putting the Collateral in salable form.

  (i) Borrower recognizes that TBCC may be unable to make a public sale of any or all of the Investment Property, by reasons of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

  7.3.   Receivables. Upon the occurrence and during the continuance of an Event
         -----------
of Default, or at any time that TBCC believes in good faith that fraud has occurred or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as required by this Agreement or any other Loan Document, TBCC may (i) settle or adjust disputes or claims directly with account debtors for amounts and upon terms which it considers advisable, and (ii) notify account debtors on the Receivables and other Collateral that the Receivables and Collateral have been assigned to TBCC, and that payments in respect thereof shall be made directly to TBCC. If an Event of Default has occurred and is continuing or TBCC reasonably believes in good faith that fraud has occurred, or that Borrower has failed to deliver the proceeds of Receivables or other Collateral to TBCC as required by this Agreement or any other Loan Document, Borrower hereby irrevocably authorizes and appoints TBCC, or any Person TBCC may designate, as its attorney-in-fact, at Borrower's sole cost and expense, to exercise, all of the following powers, which are coupled with an interest and are irrevocable, until all of the Obligations have been indefeasibly paid and satisfied in full in cash: (A) to receive, take, endorse, sign, assign and deliver, all in the name of TBCC or Borrower, any and all checks, notes, drafts, and other documents or instruments relating to the Collateral; (B) to receive, open and dispose of all mail addressed to Borrower and to notify postal authorities to change the address for delivery thereof to such address as TBCC may designate; and (C) to take or bring, in the name of TBCC or Borrower, all steps, actions, suits or proceedings deemed by TBCC necessary or desirable to enforce or effect collection of Receivables and other Collateral or file and sign Borrower's name on a proof of claim in bankruptcy or similar document against any obligor of Borrower.

  7.4.   Right of Setoff. In addition to all rights of offset that TBCC may have
         ---------------
under applicable law, upon the occurrence and during the continuance of any Event of Default, and whether or not TBCC has made any demand or the Obligations of Borrower have matured, TBCC shall have the right to appropriate and apply to the payment of the Obligations of Borrower all deposits and other obligations then or thereafter owing by TBCC to or for the credit or the account of Borrower. In the event that TBCC exercises any of its rights under this Section, TBCC shall

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

provide notice to Borrower of such exercise, provided that the failure to give such notice shall not affect the validity of the exercise of such rights.

  7.5. License for Use of Software and Other Intellectual Property. After the
       -----------------------------------------------------------
occurrence and during the continuance of an Event of Default, unless expressly prohibited by any licensor thereof, TBCC is hereby granted a license to use all computer software programs, data bases, processes, trademarks, tradenames and materials used by Borrower in connection with its businesses or in connection with the Collateral.

  7.6. No Marshalling; Deficiencies; Remedies Cumulative. The net cash proceeds
       -------------------------------------------------
resulting from TBCC's exercise of any of its rights with respect to Collateral, including any and all Collections (after deducting all of TBCC's reasonable expenses related thereto), shall be applied by TBCC to such of the Obligations in such order as TBCC shall elect in its sole and absolute discretion, whether due or to become due. Borrower shall remain liable to TBCC for any deficiencies and TBCC shall remit to Borrower or its successor or assign, any surplus resulting therefrom. The remedies specified in this Agreement are cumulative, may be exercised in such order and with respect to such Collateral as TBCC may deem desirable and are not intended to be exclusive, and the full or partial exercise of any of them shall not preclude the full or partial exercise of any other available remedy under this Agreement, under any other Loan Document, at equity or at law.

  7.7. Waivers. Borrower hereby waives any bonds, security or sureties required
       -------
by any statute, rule or any other law as an incident to any taking of possession by TBCC of any Collateral. Borrower also waives any damages (direct, consequential or otherwise) occasioned by the enforcement of TBCC's rights under this Agreement or any other Loan Document including the taking of possession of any Collateral or the giving of notice to any account debtor or the collection of any Receivable or other Collateral (other than damages that are the result of acts or omissions constituting gross negligence or willful misconduct of TBCC). These waivers and all other waivers provided for in this Agreement and the other Loan Documents have been negotiated by the parties and Borrower acknowledges that it has been represented by counsel of its own choice and has consulted such counsel with respect to its rights hereunder.

  7.8. Right to Make Payments. In the event that Borrower shall fail to purchase
       ----------------------
or maintain insurance required hereunder, or to pay any tax, assessment, government charge or levy, except as the same may be otherwise permitted hereunder, or in the event that any Lien prohibited hereby shall not be paid in full or discharged, or in the event that Borrower shall fail to perform or comply with any other covenant, promise or obligation to TBCC hereunder or under any other Loan Document, TBCC may (but shall not be required to) perform, pay, satisfy, discharge or bond the same for the account of Borrower, and all amounts so paid by TBCC shall be treated as a Loan hereunder to Borrower and shall constitute part of the Obligations.

8. ASSIGNMENTS AND PARTICIPATIONS.
   ------------------------------

  8.1. Assignments. Borrower shall not assign this Agreement or any right or
       -----------
obligation hereunder without the prior written consent of TBCC. TBCC may assign (without the consent of Borrower) to one or more Persons all or a portion of its rights and obligations under this Agreement and the other Loan Documents.

  8.2. Participations. TBCC may sell participations in or to all or a portion of
       --------------
its rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans); provided, however, that TBCC's obligations under this Agreement shall remain unchanged.

  8.3. Disclosure. TBCC may, in connection with any permitted assignment or
       ----------
participation or proposed assignment or participation pursuant to this Agreement, disclose to the assignee or participant or proposed assignee or participant any information relating to Borrower furnished to TBCC by or on behalf of Borrower.

9. DEFINITIONS.
   -----------

  9.1. General Definitions. As used herein, the following terms shall have the
       -------------------
meanings herein specified (to be equally applicable to both the singular and plural forms of the terms defined):

     (a) Affiliate means as to any Person, any other Person who directly or
         ---------
indirectly controls, is under common control with, is controlled by or is a director or officer of such Person. As used in this definition, "control" (including its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of voting securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person who owns directly or indirectly twenty percent (20%) or more of the securities having ordinary voting power for the election of the members of the board of directors or other governing body of a corporation or twenty percent (20%) or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation, partnership or other Person.

     (b) Agreement means this Loan and Security Agreement, as amended,
         ---------
supplemented or otherwise modified from time to time.

     (c) Auditors means a nationally recognized firm of independent public
         --------
accountants selected by Borrower and reasonably satisfactory to TBCC.

     (d) Bankruptcy Code means Title 11 of the United States Code entitled
         ---------------
"Bankruptcy," as that title may be amended from time to time, or any successor statute .

     (e) Borrowing means a borrowing of Loans.
         ---------

     (f) Business Day means any day other than a Saturday, Sunday or any other
         ------------
day on which commercial banks in Chicago, Illinois are required or permitted by law to close.

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

     (g) Cash Equivalents means (i) securities issued, guaranteed or insured
         ----------------
by the United States or any of its agencies with maturities of not more than one year from the date acquired; (ii) certificates of deposit with maturities of not more than one year from the date acquired, issued by any U.S. federal or state chartered commercial bank of recognized standing which has capital and unimpaired surplus in excess of $100,000,000; (iii) investments in money market funds registered under the Investment Company Act of 1940; and (iv) other instruments, commercial paper or investments acceptable to TBCC in its sole discretion.

     (h) Collateral means Receivables, Investment Property, Inventory,
         ----------
Equipment, and Other Property, and all additions and accessions thereto and substitutions and replacements therefor and improvements thereon, and all proceeds (whether cash or other property) and products thereof, including, without limitation, all proceeds of insurance covering the same and all tort claims in connection therewith, and all records, files, computer programs and files, data and writings relating to the foregoing, and all equipment containing the foregoing.

     (i) Collections means all cash, funds, checks, notes, instruments, any
         -----------
other form of remittance tendered by account debtors in respect of payment of Receivables and any other payments received by Borrower with respect to any other Collateral.

     (j) Compliance Certificate means a certificate as to compliance with the
         ----------------------
Obligations, on TBCC's standard form (in effect from time to time).

     (k) Contingent Obligations means any direct, indirect, contingent or non-
         ----------------------
contingent guaranty or obligation for the Indebtedness of another Person, except endorsements in the ordinary course of business.

     (l) Default means any of the events specified in Section 7.1, whether or
         -------
not any of the requirements for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     (m) Eligible Inventory means Inventory of Borrower which TBCC in its sole
         ------------------
discretion deems eligible for borrowing, based on such considerations as TBCC in its sole discretion may deem appropriate from time to time and less any such reserves as TBCC, in its sole discretion, may require. Without limiting the fact that the determination of which Inventory is eligible for borrowing is a matter of TBCC's sole discretion, the following are the minimum requirements for Inventory to be Eligible Inventory. (i) the Inventory must consist of finished goods, in good, new and salable condition which is not perishable, not obsolete or unmerchantable, and is not comprised of raw materials, work in process, packaging materials or supplies; (ii) the Inventory must meet all applicable governmental standards; (iii) the Inventory must have been manufactured in compliance with the Fair Labor Standards Act; (iv) the Inventory must conform in all respects to the warranties and representations set forth in this Agreement;
(v) the Inventory must at all times be subject to TBCC's duly perfected, first priority security interest; and (vi) the Inventory must be in Borrower's exclusive possession, separately identifiable from goods of others, and situated at Borrower's chief executive office or at one of the other Borrower locations set forth on the Schedule. The value of Eligible Inventory shall be computed at the lower of cost (computed on a "first in, first out" basis) or wholesale market value.

     (n) Eligible Receivables means and includes only those Receivables which
         --------------------
TBCC in its sole discretion deems eligible for borrowing, based on such considerations as TBCC in its sole discretion may deem appropriate from time to time and less any such reserves as TBCC, in its sole discretion, may require. Without limiting the fact that the determination of which Receivables are eligible for borrowing is a matter of TBCC's sole discretion, the following (the "Minimum Eligibility Requirements") are the minimum requirements for a
 --------------------------------
Receivable to be an Eligible Receivable: (i) the Receivable must not be outstanding for more than 90 days from its invoice date, (ii) the Receivable must not represent progress billings, or be due under a fulfillment or requirements contract with the account debtor, (iii) the Receivable must not be subject to any contingencies (including Receivables arising from sales on consignment, guaranteed sale or other terms pursuant to which payment by the account debtor may be conditional) (iv) the Receivable must not be owing from an account debtor with whom the Borrower has any dispute (whether or not relating to the particular Receivable), (v) the Receivable must not be owing from an Affiliate of Borrower, (vi) the Receivable must not be owing from an account debtor which is subject to any insolvency or bankruptcy proceeding, or whose financial condition is not acceptable to TBCC, or which, fails or goes out of a material portion of its business, (vii) the Receivable must not be owing from the United States or any department, agency or instrumentality thereof (unless there has been compliance, to TBCC's satisfaction, with the United States Assignment of Claims Act), * (ix) the Receivable must not be owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise, (x) the Receivable must not violate any representation or warranty set forth in this Agreement, and (xi) the Receivable must not be one in which TBCC does not have a first priority, valid, perfected Lien. Without limiting the generality of the foregoing, Borrower must be in compliance with all requirements of the Loan Documents regarding registration with the U.S. Copyright Office of any copyrightable software in order for any Receivable arising from any licensing of such software to constitute an Eligible Receivable hereunder. Receivables owing from one account debtor will not be deemed Eligible Receivables to the extent they exceed 25% of the total eligible Receivables outstanding. In addition, if more than 50% of the Receivables owing from an account debtor are outstanding more than 90 days from their invoice date (without regard to unapplied credits) or are otherwise not

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

eligible Receivables, then all Receivables owing from that account debtor will be deemed ineligible for borrowing. TBCC may, from time to time, in its sole discretion, revise the Minimum Eligibility Requirements, upon written notice to the Borrower.

     (o) Equipment means all machinery, equipment, furniture, fixtures,
         ---------
conveyors, tools, materials, storage and handling equipment, hydraulic presses, cutting equipment, computer equipment and hardware, including central processing units, terminals, drives, memory units, printers, keyboards, screens, peripherals and input our output devices, molds, dies, stamps, vehicles, and other equipment of every kind and nature and wherever situated now or hereafter owned by Borrower or in which Borrower may have any interest as lessee or otherwise (to the extent of such interest), together with all additions and accessions thereto, all replacements and all accessories and parts therefor, all manuals, blueprints, know-how, warranties and records in connection therewith, all rights against suppliers, warrantors, manufacturers, sellers or others in connection therewith, and together with all substitutes for any of the foregoing.

     (p) Event of Default means the occurrence of any of the events specified
         ----------------
in Section 7.1.

     (q) Financial Statements means the balance sheets, profit and loss
         --------------------
statements, statements of cash flow, and statements of changes in intercompany accounts, if any, for the period specified, prepared in accordance with GAAP and consistent with prior practices.

     (r) GAAP means generally accepted accounting principles set forth in the
         ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board that are applicable to the circumstances as of the date of determination. Whenever any accounting term is used herein which is not otherwise defined, it shall be interpreted in accordance with GAAP.

     (s) Good Faith means "good faith" as defined in the Uniform Commercial
         ----------
Code, from time to time in effect in the State of Illinois.

     (t) Governing Documents means the articles or certificate of
         -------------------
incorporation and by-laws of Borrower.

     (u) Governmental Authority means any nation or government, any state or
         ----------------------
other political subdivisions thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

     (v) Guarantor means any present or future guarantor of any or all of the
         ---------
Obligations.

     (w) Indebtedness means, with respect to any Person, as of the date of
         ------------
determination any indebtedness, liability or obligation of such Person (including without limitation obligations under capital leases and Contingent Obligations).

     (x) Insolvency Event means, with respect to any Person, the occurrence of
         ----------------
any of the following: (a) such Person shall be adjudicated insolvent or bankrupt, or shall generally fail to pay or admit in writing its inability to pay its debts as they become due, (b) such Person shall seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, (c) such Person shall make a general assignment for the benefit of its creditors, or consent to or acquiesce in the appointment of a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business, (d) such Person shall file a voluntary petition under any bankruptcy, insolvency or similar law or take any corporate or similar act in furtherance thereof, or (e) such Person, or a substantial portion of its property, assets or business shall become the subject of an involuntary proceeding or petition for its dissolution, reorganization, and such proceeding is not dismissed or stayed within sixty days, or the appointment of a receiver, trustee, custodian or liquidator, and such receiver is not dismissed within sixty days.

     (y) Inventory means all present and future goods intended for sale, lease
         ---------
or other disposition by Borrower including, without limitation, all raw materials, work in process, finished goods and other retail inventory, goods in the possession of outside processors or other third parties, goods consigned to Borrower to the extent of its interest therein as consignee, materials and supplies of any kind, nature or description which are or might be used in connection with the manufacture, packing, shipping, advertising, selling or finishing of any such goods, and all documents of title or documents representing the same.

     (z) Investment in any Person means, as of the date of determination
         ----------
thereof, any payment or contribution, or commitment to make a payment or contribution, by any Person, including, without limitation, property contributed or committed to be contributed by any Person, on its account for or in connection with its acquisition of any stock, bonds, notes, debentures, partnership or other ownership interest or any other security of the Person in whom such Investment is made or any evidence of indebtedness by reason of a loan, advance, extension of credit, guaranty or other similar obligation for any debt, liability or indebtedness of such Person in whom the Investment is made.

     (aa) Investment Property means any and all investment property of
          -------------------
Borrower, including all securities, whether certificated or uncertificated, security entitlements, securities accounts, commodity contracts and commodity accounts, and all financial assets held in any securities account or otherwise, wherever located, and whether now existing or hereafter acquired or arising.

     (bb) Lien means any lien, claim, charge, pledge, security interest,
          ----
assignment, hypothecation, deed of trust, mortgage, lease, conditional sale, retention of title or other preferential arrangement having substantially the same economic effect as any of the foregoing, whether voluntary or imposed by law.

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

     (cc) Loan Account has the meaning specified in Section 1.3.
          ------------

     (dd) Loan Documents means this Agreement and all present and future
          --------------
documents and instruments delivered or to be delivered by Borrower or any of its Affiliates or any Guarantor under, in connection with or relating to this Agreement, as each of the same may be amended, supplemented or otherwise modified from time to time.

     (ee) Loans means the loans and financial accommodations made by TBCC
          -----
hereunder.

     (ff) Material Adverse Effect means (i) a material adverse effect on the
          -----------------------
business, prospects, operations, results of operations, assets, liabilities or condition (financial or otherwise) of Borrower, (ii) the impairment of Borrower's ability to perform its obligations under the Loan Documents to which it is a party or of TBCC to enforce the Obligations or realize upon the Collateral or (iii) a material adverse effect on the value of the Collateral or the amount which TBCC would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of the Collateral.

     (gg) Material Contract means any contract or other arrangement to which
          -----------------
Borrower is a party (other than the Loan Documents) for which breach, nonperformance, cancellation or failure to renew could have a Material Adverse Effect.

     (hh) Obligations means and includes all loans (including the Loans),
          -----------
advances, debts, liabilities, obligations, covenants and duties owing by Borrower to TBCC of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other agreement executed in connection herewith or therewith, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment, purchase, discount or otherwise), whether absolute or contingent, due or to become due, now due or hereafter arising and however acquired. The term includes, without limitation, all interest (including interest accruing on or after an Insolvency Event, whether or not an allowed claim), charges, expenses, commitment, facility, closing and collateral management fees, letter of credit fees, reasonable attorneys' fees, and any other sum properly chargeable to Borrower under this Agreement, the other Loan Documents or any other agreement executed in connection herewith or therewith.

     (ii) Other Property means all present and future, instruments, documents,
          --------------
documents of title, securities, bonds, notes, promissory notes, drafts, acceptances, letters of credit and rights to receive proceeds of letters of credit, deposit accounts, chattel paper, certificates, insurance policies, insurance proceeds, leases, computer tapes, causes of action, judgments, claims against third parties, leasehold rights in any personal property, books, ledgers, files and records, general intangibles (including without limitation, all contract rights, tax refunds, rights to receive tax refunds, patents, patent applications, copyrights (registered and unregistered), royalties, licenses, permits, franchise rights, authorizations, customer lists, rights of indemnification, contribution and subrogation, computer programs, discs and software, trade secrets, computer service contracts, trademarks, trade names, service marks and names, logos, goodwill, deposits, choses in action, designs, blueprints, plans, know-how, telephone numbers and rights thereto, credits, reserves, and all forms of obligations whatsoever now or hereafter owing to Borrower), all property at any time in the possession or under the control of TBCC, and all security given by Borrower to TBCC pursuant to any other Loan Document or agreement.

     (jj) Permitted Liens means such of the following as to which no
          ---------------
enforcement, collection, execution, levy or foreclosure proceeding shall have been commenced and be continuing: (i) Liens for taxes, assessments and other governmental charges or levies or the claims or demands of landlords, carriers, warehousemen, mechanics, laborers, materialmen and other like Persons arising by operation of law in the ordinary course of business for sums which are not yet due and payable, (ii) deposits or pledges to secure the payment of workmen's compensation, unemployment insurance or other social security benefits or obligations, public or statutory obligations, surety or appeal bonds, bid or performance bonds, or other obligations of a like nature incurred in the ordinary course of business (but nothing in this clause (ii) shall permit the creation of Liens on Receivables, Investment Property, Inventory or Other Property), (iii) zoning restrictions, easements, encroachments, licenses, restrictions or covenants on the use of property which do not materially impair either the use of the property in the operation of the business of Borrower or the value of the property, (iv) rights of general application reserved to or vested in any municipality or other governmental, statutory or public authority to control or regulate property, or to use property in a manner which does not materially impair the use of the property for the purposes for which it is held by Borrower, (v) state and municipal Liens for personal property taxes which are not yet due and payable, and (vi) Purchase Money Liens.

     (kk) Person means any individual, sole proprietorship, partnership, joint
          ------
venture, limited liability company, trust, unincorporated organization, joint stock company, association, corporation, institution, entity, party or government (including any division, agency or department thereof) or any other legal entity, whether acting in an individual, fiduciary or other capacity, and, as applicable, the successors, heirs and assigns of each.

     (ll) Plan means any employee benefit plan, program or arrangement
          ----
maintained or contributed to by Borrower or with respect to which it may incur liability.

     (mm) Purchase Money Lien means a Lien on any item of Equipment created
          -------------------
substantially simultaneously with the acquisition of such Equipment for the purpose of financing

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

such acquisition, provided that such Lien shall attach only to the Equipment acquired.

     (nn) Qualification or Qualified means, with respect to any report of
          -------------    ---------
Auditors covering Financial Statements, a material qualification to such report
(i) resulting from a limitation on the scope of examination of such Financial Statements or the underlying data, (ii) as to the capability of Borrower to continue operations as a going concern or (iii) which could be eliminated by changes in Financial Statements or notes thereto covered by such report (such as by the creation of or increase in a reserve or a decrease in the carrying value of assets) and which if so eliminated by the making of any such change and after giving effect thereto would result in a Default or an Event of Default.

     (oo) Receivables means all present and future accounts and accounts
          -----------
receivable, together with all security therefor and guaranties thereof and all rights and remedies relating thereto, including any right of stoppage in transit.

     (pp) Requirement of Law means (a) the Governing Documents, (b) any law,
          ------------------
treaty, rule, regulation, order or determination of an arbitrator, court or other Governmental Authority or (c) any franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval binding on Borrower or any of its property.

     (qq) Schedule means the Schedule to this Agreement being signed
          --------
concurrently by Borrower and TBCC, as amended from time to time.

     (rr) Solvent means when used with respect to any Person that as of the
          -------
date as to which such Person's solvency is to be measured: (a) the fair salable value of its assets is in excess of the total amount of its liabilities (including contingent liabilities as valued in accordance with applicable law) as they become absolute and matured, (b) it has sufficient capital to conduct its business; and (c) it is able to meet its debts as they mature.

     (ss) Subsidiary means, as to any Person, a corporation or other entity in
          ----------
which that Person directly or indirectly owns or controls shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or appoint other managers of such corporation or other entity.

  9.2. Accounting Terms and Determinations. Unless otherwise defined or
       -----------------------------------
specified herein, all accounting terms used in this Agreement shall be construed in accordance with GAAP, applied on a basis consistent in all material respects with the Financial Statements delivered to TBCC on or before the date of this Agreement. All accounting determinations for purposes of determining compliance with this Agreement shall be made in accordance with GAAP as in effect on the date of this Agreement and applied on a basis consistent in all material respects with the audited Financial Statements delivered to TBCC on or before the date of this Agreement. The Financial Statements required to be delivered hereunder, and all financial records, shall be maintained in accordance with GAAP. If GAAP shall change from the basis used in preparing the audited Financial Statements delivered to TBCC on or before the date of this Agreement, the Compliance Certificates required to be delivered pursuant to this Agreement shall include calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with the Financial Covenants (if any) based upon GAAP as in effect on the date of this Agreement.

  9.3. Other Terms: Headings: Construction. Unless otherwise defined herein,
       -----------------------------------
terms used herein that are defined in the Uniform Commercial Code, from time to time in effect in the State of Illinois, shall have the meanings set forth therein. Each of the words "hereof," "herein," and "hereunder" refer to this Agreement as a whole. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". An Event of Default shall "continue" or be "continuing" unless and until such Event specified therefor under Section 7.1. References to Articles, Sections, Annexes, Schedules, and Exhibits are internal references to this Agreement, and to its attachments, unless otherwise specified. The headings and any Table of Contents are for convenience only and shall not affect the meaning or construction of any provisions of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against TBCC or Borrower under any rule of construction or otherwise.

10. GENERAL PROVISIONS
    ------------------

  10.1. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS
        -------------
AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS.

  10.2. SUBMISSION TO JURISDICTION. ALL DISPUTES BETWEEN THE BORROWER AND TBCC,
        --------------------------
WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN, PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

  10.3. SERVICE OF PROCESS. THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT
        ------------------
CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801, AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER, SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER. BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

  10.4. LIMITATION OF LIABILITY. TBCC SHALL HAVE NO LIABILITY TO THE BORROWER
        -----------------------
(WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) FOR LOSSES SUFFERED BY THE BORROWER IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THE TRANSACTIONS OR RELATIONSHIPS CONTEMPLATED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH. UNLESS IT IS DETERMINED BY A FINAL AND NONAPPEALABLE JUDGMENT OR COURT ORDER BINDING ON TBCC THAT THE LOSSES WERE THE RESULT OF ACTS OR OMISSIONS CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF TBCC. THE BORROWER HEREBY WAIVES ALL FUTURE CLAIMS AGAINST TBCC FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES.

  10.5. Delays: Partial Exercise of Remedies. No delay or omission of TBCC to
        ------------------------------------
exercise any right or remedy hereunder shall impair any such right or operate as a waiver thereof. No single or partial exercise by TBCC of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy.

  10.6. Notices. Except as otherwise provided herein, all notices and
        -------
correspondence hereunder shall be in writing and sent by certified or registered mail, return receipt requested, by overnight delivery service, with all charges prepaid, or by telecopier followed by a hard copy sent by regular mail, to the parties at their addresses set forth in the heading to this Agreement. All such notices and correspondence shall be deemed given (i) if sent by certified or registered mail, three Business Days after being postmarked, (ii) if sent by overnight delivery service, when received at the above stated addresses or when delivery is refused and (iii) if sent by telecopier transmission, when receipt of such transmission is acknowledged. Borrower's and TBCC's telecopier numbers for purpose of notice hereunder are set forth in the Schedule; each party's number may be changed by written notice to the other party.

  10.7. Indemnification; Reimbursement of Expenses of Collection. Borrower
        --------------------------------------------------------
hereby indemnifies and agrees, whether or not any of the transactions contemplated by this Agreement or the other Loan Documents are consummated, to defend and hold harmless (on an after-tax basis) TBCC, its successors and assigns and their respective directors, officers, agents, employees, advisors, shareholders, attorneys and Affiliates (each, an "Indemnified Party") from and
                                                  -----------------
against any and all losses, claims, damages, liabilities, deficiencies, obligations, fines, penalties, actions (whether threatened or existing), judgments, suits (whether threatened or existing) or expenses (including, without limitation, reasonable fees and disbursements of counsel, experts, consultants and other professionals) incurred by any of them (collectively, "Claims") (except, in the case of each Indemnified Party, to the extent that any
 ------
Claim is determined in a final and non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct) arising out of or by reason of (i) any litigation, investigation, claim or proceeding which arises out of or is related to (A) Borrower, or this Agreement, any other Loan Document or the transactions contemplated hereby or thereby, (B) any actual or proposed use by Borrower of the proceeds of the Loans, or (C) TBCC's entering into this Agreement or any other Loan Document or any other agreements and documents relating hereto, including, without limitation, amounts paid in settlement, court costs and the reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding, (ii) any remedial or other action taken by Borrower in connection with compliance by Borrower, or any of its properties, with any federal, state or local environmental laws, rules or regulations, and (iii) any pending, threatened or actual action, claim, proceeding or suit by any shareholder or director of Borrower or any actual or purported violation of Borrower's charter, by-laws or any other agreement or instrument to which Borrower is a party or by which any of its properties is bound. In addition and without limiting the generality of the foregoing. Borrower shall, upon demand, pay to TBCC all reasonable costs and expenses incurred by TBCC (including the reasonable fees and disbursements of counsel and other professionals) in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents, and pay to TBCC all reasonable costs and expenses (including the reasonable fees and disbursements of counsel and other professionals) paid or incurred by TBCC in order to enforce or defend any of its rights under or in respect of this Agreement, any other Loan Document or any other document or instrument now or hereafter executed and delivered in connection herewith, collect the Obligations or

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

otherwise administer this Agreement, foreclose or otherwise realize upon the Collateral or any part thereof, prosecute actions against, or defend actions by, account debtors; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; protect, obtain possession of, lease, dispose of, or otherwise enforce TBCC's security interest in, the Collateral; and otherwise represent TBCC in any litigation relating to Borrower. Without limiting the generality of the foregoing, Borrower shall pay TBCC a fee with respect to each wire transfer in the amount of $15 plus all bank charges and a fee of $15 for all returned checks plus all bank charges. If either TBCC or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. If and to the extent that the Obligations of Borrower hereunder are unenforceable for any reason, Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of the Obligations which is permissible under applicable law. Borrower's obligations under Section 2 4 and this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full of the Obligations, and are in addition to, and not in substitution of, any of the other Obligations.

  10.8.  Amendments and Waivers. Any provision of this Agreement or any other
         ----------------------
Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and signed by Borrower and TBCC and then any such amendment or waiver shall be effective only to the extent set forth therein. The failure of TBCC at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and TBCC shall not waive or diminish any right of TBCC later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to TBCC shall be deemed to have been waived by any act or knowledge of TBCC or its agents or employees, but only by a specific written waiver signed by an authorized officer of TBCC and delivered to Borrower.

  10.9.  Counterparts; Telecopied Signatures. This Agreement and any waiver or
         -----------------------------------
amendment hereto may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but both of which shall together constitute one and the same instrument. This Agreement and each of the other Loan Documents and any notices given in connection herewith or therewith may be executed and delivered by telecopier or other facsimile transmission all with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

  10.10. Severability. In case any provision in or obligation under this
         ------------
Agreement or any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

  10.11. Joint and Several Liability. If Borrower consists of more than one
         ---------------------------
Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower.

  10.12. Maximum Rate. Notwithstanding anything to the contrary contained
         ------------
elsewhere in this Agreement or in any other Loan Document, the parties hereto hereby agree that all agreements between them under this Agreement and the other Loan Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to TBCC for the use, forbearance, or detention of the money loaned to Borrower and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of Illinois (or the laws of any other jurisdiction whose laws may be mandatory applicable notwithstanding other provisions of this Agreement and the other Loan Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum non-usurious interest rate than under the laws of the State of Illinois (or such other jurisdiction), in any case after taking into account, to the extent permitted by applicable law, any and all relevant payments or charges under this Agreement and the other Loan Documents executed in connection herewith, and any available exemptions, exceptions and exclusions (the "Highest Lawful Rate"). If due to any circumstance whatsoever, fulfillment of any provisions of this Agreement or any of the other Loan Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance TBCC should ever receive anything of value deemed interest by applicable law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to Borrower. All sums paid or agreed to be paid to TBCC for the use, forbearance, or detention of the Obligations and other indebtedness of Borrower to TBCC shall, to the extent

          TBCC                                       LOAN AND SECURITY AGREEMENT
          ----------------------------------------------------------------------

permitted by applicable law, be armortized, prorated, allocated and spread throughout the full term of such indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such indebtedness. The terms and provisions of this Section shall control every other provision of this Agreement, the other Loan Documents and all other agreements between the parties hereto

  10.13. Entire Agreement; Successors and Assigns. This Agreement and the other
         ----------------------------------------
Loan Documents constitute the entire agreement between the parties, supersede any prior written and verbal agreements between them, and shall bind and benefit the parties and their respective successors and permitted assigns. There are no
                                                                   ------------
oral understandings, oral representations or oral agreements between the parties
--------------------------------------------------------------------------------
which are not set forth in this Agreement or in other written agreements signed
-------------------------------------------------------------------------------
by the parties in connection herewith.
-------------------------------------

  10.14. MUTUAL WAIVER OF JURY TRIAL. TBCC AND BORROWER EACH HEREBY WAIVE THE
         ---------------------------
RIGHT TO TRAIL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS AGREEMENT; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

BORROWER:

TUT SYSTEMS, INC.

By /s/ Nelson B. Caldwell
  --------------------------
Title        CFO
     -----------------------

TBCC:

TRANSAMERICA BUSINESS CREDIT
CORPORATION

By__________________________
Title_______________________

Form-10
Version.-2

TBCC


                                  SCHEDULE TO
                          LOAN AND SECURITY AGREEMENT


BORROWER:      TUT SYSTEMS, INC.
ADDRESS:       2495 ESTAND WAY
               PLEASANT HILL, CALIFORNIA 94523


DATE:          DECEMBER 18, 1998


This Schedule is an integral part of the Loan and Security Agreement between TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC") and the above borrower (the "Borrower") of even date.


1. CREDIT LIMIT (Section 1.1):

                             An amount (the "Credit Limit") not to exceed the sum of (A) and (B) below:

                             (A) an amount (the "Formula Revolver Loans") up to the lesser of: (i) $3,000,00 at any one time outstanding; or (ii) 85% of the amount of Borrower's Eligible Receivables (as defined in
                             Section 9.1(n) above);

                             PLUS

                             (B) an amount (the "Non-Formula Revolver Loans") up to the aggregate amount of $4,500,000.


2. INTEREST. (Section 2.1):  Formula Revolver Loans. The interest rate in effect
                             ----------------------
                             throughout each calendar month with respect to Formula Revolver Loans during the term of this Agreement shall be the highest "Base Rate" in effect during such month, plus 2.00% per annum; and

                             Non-Formula Revolver Loans. The interest rate in
                             --------------------------
                             effect throughout each calendar month with respect to Non-Formula Revolver Loans during the term of this Agreement shall be the highest "Base Rate" in effect during such month, plus 3.50% per annum;

                             PROVIDED that provided that the interest rate in effect in each month with respect to Formula Revolver Loans and Non-Formula Revolver Loans shall not be less than 8.00% per annum, and the interest charged for each month with respect to Formula Revolver Loans and Non-Formula Revolver Loans shall be a minimum of $10,000 in the aggregate, regardless of the amount of the Obligations outstanding.

     TBCC                                SCHEDULE TO LOAN AND SECURITY AGREEMENT
     ---------------------------------------------------------------------------

                             Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Base Rate" shall mean the higher of (a) the highest prime, base or equivalent rate of interest announced from time to time by Citibank, N.A., First National Bank of Chicago and Blank of America National Trust and Savings Association (which may not be the lowest rate of interest charged by such bank) and (b) the published annualized rate for 90-day dealer commercial paper which appears in the "Money Rates" section of The Wall Street Journal.
                                                      -----------------------


3. FEES (Section 2.2):

                             Loan Fee: $135,000, of which $97,500 shall be payable concurrently herewith and the remaining amount, $37,500, shall be due and payable upon the date that is the first anniversary hereof.

                             Termination Fee: An amount equal to $10,000 multiplied by each month (or portion thereof) from the effective date of termination to the Maturity Date, which Termination Fee shall be payable on the date of termination.


4. MATURITY DATE (Section 1.6):

                             JUNE 30, 2000 (the "Maturity Date"), subject to automatic renewal and early termination as provided in Section 1.6 above.


5. REPORTING (Section 5.10): Borrower shall provide TBCC with the following reports:

                       (a).  Monthly Financial Statements. Monthly unaudited
                             ----------------------------
                             financial statements, as soon as available, and in any event within 30 days after the end of each month.

                       (b).  Monthly Receivable Agings. Monthly Receivable
                             -------------------------
                             agings, aged by invoice date, within 20 days after the end of each month.

                       (c).  Monthly Payable Agings. Monthly accounts payable
                             ----------------------
                             agings, aged by invoice date, and outstanding or held check registers within 20 days after the end of each month.

                       (d).  Monthly Compliance Certificates. As soon as
                             -------------------------------
                             available, but not later than thirty days after the end of each month, a Compliance Certificate, with an attached schedule of calculations demonstrating compliance or indicating non-compliance with any Financial Covenants.

                       (e).  Quarterly Financial Statements. Quarterly unaudited
                             ------------------------------
                             financial statements, as soon as available, and in any event within 45 days after the end of each fiscal quarter of Borrower.

                       (f).  Annual Financial Statements. As soon as available,
                             ---------------------------
                             but not later than 90 days after the end of the Borrower's fiscal year, (A) Borrower's annual audited Financial Statements; (B) a comparison in reasonable detail to the prior year's audited Financial Statements; (C) the Auditors' opinion without Qualification, a

     TBCC                               Schedule to Loan and Security Agreement
     --------------------------------------------------------------------------

                        Management Letter and a statement indicating that the Auditors have not obtained knowledge of the existence of any Default or Event of Default during their audit; (D) a narrative discussion of Borrower's financial condition and results of operations and the liquidity and capital resources for such fiscal year.

6. BORROWER INFORMATION:

                        (a) Prior Names of Borrower (Section 4.1l): Tut Systems, Inc., a California corporation; Tutankhamon Electronics, Inc.

                        (b)  Prior Trade Names of Borrower (Section 4.11): None.

                        (c)  Existing Trade Names of Borrower (Section 4.1l):
                             None.

                        (d) Other Places of Business and Locations of Collateral (Section 4.2): See Representations and Warranties form from Borrower dated December 8, 1998.

7. FACSIMILE NUMBERS:

                        Borrower: (925) 682-4125

                        TBCC:     (818) 995-9148

8. CLOSING DEADLINE (Section 1.8): Not Applicable

9. ADDITIONAL PROVISIONS:

                        (a) Warrants. Concurrently herewith, Borrower shall
                            --------
                        provide to TBCC and its participant, if designated by TBCC in writing to the Borrower, five year warrants to purchase, in the aggregate for both such parties, 55,000 shares of common stock of the Borrower with an initial exercise price of $14.00 per share together with registration rights, with such warrant and related documentation as are acceptable to TBCC in its discretion.

Borrower:                             TBCC:



TUT SYSTEMS, INC.                     TRANSAMERICA BUSINESS CREDIT
                                      CORPORATION



By: /s/ Nelson B. Caldwell            By:_________________________________
   -----------------------------
    President or Vice President       Title_______________________________

--------------------------------------------------------------------------------

                             REVOLVING CREDIT NOTE

$7,500,00                 CHICAGO, ILLINOIS                  DECEMBER 18, 1998

   FOR VALUE RECEIVED, TUT SYSTEMS, INC., a DELAWARE corporation having its chief executive office and principal place of business at 2495 ESTAND WAY, PLEASANT HILL, CALIFORNIA 94523 (the "Borrower"), hereby unconditionally and absolutely promises to pay to the order of TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation ("TBCC"), on the Maturity Date, at TBCC's office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018, or at such other location as TBCC may from time to time designate, in lawful money of the United States of America and in immediately available funds, the principal amount equal to $7,500,00 or such greater or lesser amount as represents the aggregate unpaid principal amount of all Loans made by TBCC to the Borrower under the revolving credit facility made available pursuant to the Loan and Security Agreement between TBCC and Borrower dated DECEMBER 18, 1998 (the "Loan Agreement"). The Borrower further promises to pay interest in like money and funds at TBCC's office specified above (or at such other location as TBCC may from time to time designate) on the unpaid principal amount hereof from time to time outstanding from and including the date hereof until paid in full (both before and after judgment) at the rates and on the dates set forth in the Loan Agreement. All capitalized terms used herein which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

   The holder of this Note is authorized to record the date and amount of each Loan evidenced by this Note, the date and amount of each payment or prepayment of principal hereof and the interest rate with respect thereto on a schedule attached hereto, or on a continuation of such schedule attached hereto and made a part hereof, and any such notation shall be conclusive and binding for all purposes absent manifest error; provided, however, that the failure of TBCC to
                                --------  -------
make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement.

   Whenever any payment to be made hereunder shall be stated to be due on a day that is not a Business Day, the payment may be made on the next succeeding Business Day and such extension of time shall be included in the computation of the amount of interest due hereunder.

   This Note is entitled to the benefit of all terms and conditions of, and the security of all security interests, liens, mortgages, deeds of trust and rights granted pursuant to, the Loan Agreement and the other Loan Documents, and is subject to optional and mandatory prepayment as provided therein.

   Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note may be declared to be or may automatically become immediately due and payable as provided in the Loan Agreement.

   The Borrower acknowledges that the holder of this Note may assign, transfer or sell all or a portion of its rights and interests to and under this Note to one or more Persons as provided in the Loan Agreement and that such Persons shall thereupon become vested with all of the rights and benefits of TBCC in respect hereof as to all or that portion of this Note which is so assigned, transferred or sold.

   In the event of any conflict between the terms hereof and the terms and provisions of the Loan Agreement, the terms and provisions of the Loan Agreement shall control.

   The Borrower and all other parties that at any time may be liable hereupon in any capacity, jointly or severally, waive presentment, demand for payment, protest and notice of dishonor of this Note and authorize the holder hereof, without notice, to increase or decrease the rate of interest on any amount owing under this Note in accordance with the Loan Agreement. The Borrower further waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Obligations and any requirement that TBCC exhaust any rights or take any action against any other Person or any collateral. The Borrower further hereby waives notice of or proof of reliance by TBCC upon this Note, and the Obligations shall conclusively be deemed to have been created, contracted, incurred, renewed, extended, amended or waived in reliance upon this Note. The Borrower shall make all payments hereunder and under the Loan Agreement without defense, offset or counterclaim. No failure to exercise

     TBCC                                                  REVOLVING CREDIT NOTE
     ---------------------------------------------------------------------------

and no delay in exercising any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights. This Note may not be changed orally, but only by an agreement in writing, which is signed by the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

   THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS NOTE, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

   ALL DISPUTES ARISING UNDER OR IN CONNECTION WITH THIS NOTE AND ANY OTHER LOAN DOCUMENT BETWEEN THE BORROWER AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED IN CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE BORROWER OR ITS PROPERTY IN ANY LOCATION REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE BORROWER AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIMS IN ANY PROCEEDING BROUGHT BY TBCC. THE BORROWER WAIVES ANY OBJECTION THAT THE BORROWER MAY HAVE THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

   THE BORROWER HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, 1209 ORANGE STREET, WILMINGTON, DELAWARE 19801 AS THE DESIGNEE AND AGENT OF THE BORROWER TO RECEIVE, FOR AND ON BEHALF OF THE BORROWER SERVICE OF PROCESS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT AT ITS ADDRESS WILL BE PROMPTLY FORWARDED BY MAIL TO THE BORROWER, BUT THE FAILURE OF THE BORROWER TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. NOTHING HEREIN SHALL AFFECT THE RIGHT OF TBCC TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

   THE BORROWER AND, BY ITS ACCEPTANCE HEREOF, TBCC EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS NOTE; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND BORROWER; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.


                              TUT SYSTEMS, INC.

                              By: /s/ Nelson B. Caldwell
                                  --------------------------
                                    Title: CEO
                                           -----------------

TBCC

                        STREAMLINED FACILITY AGREEMENT

                               December 18, 1998


Tut Systems, Inc,
2495 Estand Way
Pleasure Hill, California 94523

Ladies and Gentlemen:

          This Streamlined Facility Agreement (this "Agreement") is entered into between Transamerica Business Credit Corporation ("TBCC"), and Tut Systems, Inc. ("Borrower"), in connection with the Loan and Security Agreement between TBCC and Borrower dated December 18, 1998 (the "Loan Agreement"). (This Agreement, the Loan Agreement, and all other written documents and agreements between TBCC and Borrower are referred to herein collectively as the "Loan Documents". Capitalized terms used but not defined in this Agreement, shall have the meanings set forth in the Loan Agreement.)

          This will confirm our agreement that the following provisions (the "Streamlined Provisions") shall apply, effective on the date hereof, until terminated as provided below:

     1. Borrower will provide TBCC with a monthly Borrowing Base Certificate, in such form as TBCC shall from time to time specify, within* days after the end of each month, and TBCC shall not require more frequent schedules of Receivables or other Collateral reporting with respect to the Receivables, except for the information required in connection with an advance request. In the event, as of the end of any month, the total of all Loans and all other Obligations exceeds the Credit Limit, Borrower shall immediately pay the amount of the excess to TBCC.

     * 20

     2. Delivery of the proceeds of Receivables within one Business Day after receipt, as called for by Section 1.4 of the Loan Agreement, will not be required.

     3. TBCC will also not require any Depository Account Agreement or Blocked Account Agreement, as called for by Section 1.8 of the Loan Agreement. In addition, Borrower will not he required to provide TBCC with copies of invoices to customers or shipping and delivery receipts, as called for by Section 3.3(a) of the Loan Agreement, or to report customer credits, returns and recoveries of merchandise as called for by Section 3.3(b) of the Loan Agreement.

     The Streamlined Provisions shall immediately terminate if any Default or Event of Default occurs and is continuing. Upon any termination of the Streamlined Provisions, without limiting TBCC's other rights and remedies, Borrower shall, then and thereafter, provide TBCC with such other or additional reporting of Receivables as TBCC shall request under Section

3.3(a) of the Loan Agreement, comply in all respects with Section 3.3(b), and deliver all proceeds of Receivable to TBCC, within one Business Day after receipt, as called for by Section 1.4 of the Loan Agreement. Additionally, Borrower and its bank shall execute and deliver a Blocked Account Agreement or Depository Account Agreement (as TBCC shall designate), in form and substance satisfactory to TBCC.

     Please confirm your agreement to the foregoing by signing the enclosed copy of this Agreement and returning it to us.


                                   Sincerely yours,

                                   Transamerica Business Credit Corporation

                                   By:_______________________
                                   Title:____________________


Acknowledged and Agreed.

Tut Systems, Inc.

By: /s/ Nelson B. Caldwell
   ------------------------------
Title  CFO
      ---------------------------
-3

                          NOTICE OF SECURITY INTEREST


                               DECEMBER 18, 1998


Certified Mail, Return Receipt Requested

CIBC Oppenheimber
580 California Street
Suite 2200
San Francisco, California 94104

     Re: Tut Systems Inc.
         ----------------

Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to

                     Transamerica Business Credit Corporation
                     15260 Ventura Blvd., Suite 1240
                     Sherman Oaks, CA 91403

     Please contact the undersigned at 818-995-3225 if you have any questions about this matter.

                             Sincerely yours,

                             Transamerica Business Credit Corporation


                             By ______________________

                             Title ___________________



Acknowledged and Agreed:

Tut Systems, Inc.


By /s/ Nelson B. Caldwell
   -------------------------------
Title CFO
      ----------------------------

                          NOTICE OF SECURITY INTEREST

                               DECEMBER 18, 1998


Certified Mail, Return Receipt Requested

Monarch Funds
P. O. Box 446
Portland, Maine 04112

     Re: Tut Systems, Inc.
         -----------------

Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to

                  Transamerica Business Credit Corporation
                  15260 Ventura Blvd., Suite 1240
                  Sherman Oaks, CA 91403

     Please contact the undersigned at 818-995-3225 if you have any questions about this matter.

                                      Sincerely yours,

                                      Transamerica Business Credit Corporation



                                       By _____________________________
                                       Title __________________________

Acknowledged and Agreed:

Tut Systems, Inc.

By   /s/ Nelson B. Caldwell
    -----------------------------

Title   CFO
       --------------------------

                          NOTICE OF SECURITY INTEREST

                               DECEMBER 18, 1998


Certified Mail, Return Receipt Requested

Bank of America
P. O. Box 37176
San Francisco, California 94137-0001

       Re: Tut Systems, Inc.
           -----------------

Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to

                      Transamerica Business Credit Corporation
                      15260 Ventura Blvd., Suite 1240
                      Sherman Oaks, CA 91403

     Please contact the undersigned at 818-995-3225 if you have any questions about this matter.

                                 Sincerely yours,

                                 Transamerica Business Credit Corporation

                                 By __________________________
                                 Title _______________________


Acknowledged and Agreed:

Tut Systems, Inc.

By:  /s/ Nelson B. Caldwell
    -----------------------------

Title CFO
      ---------------------------

                          NOTICE OF SECURITY INTEREST

                               DECEMBER 18, 1998


Certified Mail, Return Receipt Requested

Imperial Bank
226 Airport Parkway
San Jose, California 95110-1024


          Re: Tut Systems, Inc.
              -----------------

Gentlemen:

     Notice is hereby given that your above-named customer has granted a security interest in all of its present and future deposit accounts maintained with your institution, general and special, and of every other kind, to

                    Transamerica Business Credit Corporation
                    15260 Ventura Blvd., Suite 1240
                    Sherman Oaks, CA 91403

     Please contact the undersigned at 818-995-3225 if you have any questions about this matter.

                              Sincerely yours,

                              Transamerica Business Credit Corporation


                              By __________________________
                              Title _______________________

Acknowledged and Agreed:

Tut Systems, Inc.


By /s/ Nelson B. Caldwell
   ------------------------------
Title CFO
     ----------------------------

                    PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of December 18, 1998, is entered into between TUT SYSTEMS, INC., a Delaware corporation ("Grantor"), which has a mailing address at 2495 Estand Way, Pleasant Hill, California 94523, and TRANSAMERICA BUSINESS CREDIT CORPORATION, a Delaware corporation, ("TBCC") having its principal office at 9399 West Higgins Road, Suite 600, Rosemont, Illinois 60018 and having an office at 15260 Venrura Blvd., Suite 1240, Sherman Oaks, California 91403.

                                    RECITALS

     A. Grantor and TBCC are contemporaneously herewith, entering into that certain Loan and Security Agreement ("Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

     B. Grantor is the owner of certain intellectual property, identified below, in which Grantor is granting a security interest to TBCC.

     NOW THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

1.   DEFINITIONS AND CONSTRUCTION.

     1.1 DEFINITIONS. The following terms, as used in this Agreement, have the following meanings:

          "Code" means the Illinois Uniform Commercial Code, as amended and
           ----
supplemented from time to time, and any successor statue.

          "Collateral" means all of the following, whether now owned or
           ----------
hereafter acquired:

          (i) Each of the trademarks and rights and interest which are capable of being protected as trademarks (including trademarks, service marks, designs, logos, indicia, tradenames, corporate names, company names, business names, fictitious business names, trade styles, and other source or business identifiers, and applications pertaining thereto), which are presently, or in the future may be, owned, created, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all trademark rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), and rights to renew and extend such trademarks and trademark rights;

          (ii) Each of the patents and patent applications which are presently, or in the future may be, owned, issued, acquired, or used (whether pursuant to a license or otherwise) by Grantor, in whole or in part, and all patent rights with respect thereto throughout the world, including all proceeds thereof (including license royalties and proceeds of infringement suits), foreign filing rights, and rights to extend such patents and patent rights*;

          *, OTHER THAN FOR PATENT APPLICATIONS FILED WITH UNITED STATES PATENT AND TRADEMARK OFFICE HAVING THE FOLLOWING NUMBERS: 024883 AND 899220

          (iii) All of Grantor's right to the trademarks and trademark registrations listed on Exhibit A attached hereto, as the same may be
                             ---------
     updated hereafter from time to time;

          (iv) All of Grantor's right, title, and interest, in and to the patents and patent applications listed on Exhibit B attached hereto, as
                                               ---------
     the same may be updated hereafter from time to time;

          (v) All of Grantor's right, title and interest to register trademark claims under any state or federal trademark law or regulation of any foreign country and to apply for, renew, and extend the trademark registrations and trademark rights, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the trademarks, registrations, or trademark rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

          (vi) All of Grantor's right, title, and interest in all patentable inventions, and to file applications for patent under federal patent law or regulation of any foreign country, and to request reexamination and/or reissue of the patents, the right (without obligation) to sue or bring interference proceedings in the name of Grantor or in the name of TBCC for past, present, and future infringements of the patents, and all rights (but not obligations) corresponding thereto in the United States and any foreign country;

          (vii) the entire goodwill of or associated with the businesses now or hereafter conducted by Grantor connected with and symbolized by any of the aforementioned properties and assets;

          (viii) All general intangibles relating to the foregoing and all other intangible intellectual or other similar property of the Grantor of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (ix) All products and proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral,

       "Obligations" means all obligations, liabilities, and indebtedness of
        -----------
Grantor to TBCC, whether direct, indirect, liquidated, or contingent, and whether arising under this Agreement, the Loan Agreement, any other of the Loan Documents, or otherwise, including all reasonable costs and expenses as set forth in the Loan Agreement.

     1.2 CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular including the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against TBCC or Grantor, whether under any role of construction or otherwise. On the contrary, this Agreement has been reviewed by Grantor, TBCC, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of TBCC and Grantor. Headings have been set forth herein for convenience only, and shall not be used in the construction of this Agreement.

2.   GRANT OF SECURITY INTEREST.

     To secure the complete and timely payment and performance of all Obligations, and without limiting any other security interest Grantor has granted to TBCC, Grantor hereby grants, assigns, and conveys to TBCC a security interest in Grantor's entire right, title, and interest in and to the Collateral.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS.

     Grantor hereby represents, warrants, and covenants that:

     3.1 TRADEMARKS; PATENT. A true and complete schedule setting forth all federal and state trademark registrations owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit A; and a true and complete schedule setting forth all patent and
---------
patent applications owned or controlled by Grantor or licensed to Grantor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates is set forth on Exhibit B.
                                                                ---------

     3.2 VALIDITY; ENFORCEABILILY. Each of the patents and trademarks is valid and enforceable, and Grantor is not presently aware of any past, present, or prospective claim by any third party that any of the patents or trademarks are invalid or unenforceable, or that the use of any patents or trademarks violates the rights of any third person, or of any basis for any such claims.

     3.3 TITLE. Grantor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the patents, patent applications, trademarks, and trademark registrations, free and clear of any liens, charges, and encumbrances, including pledges, assignments, licenses, shop rights, and covenants by Grantor not to sue third persons.

     3.4 NOTICE. Grantor has used and will continue to use proper statutory notice in connection with its use of each of the patents and trademarks.

     3.5 QUALITY. Grantor has used and will continue to use consistent standards of high quality (which may be consistent with Grantor's past practices) in the manufacture, sale, and delivery of products and services sold or delivered under or in connection with the trademarks, including, to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the trademarks.

     3.6 PERFECTION OF SECURITY INTEREST. Except for the filing of appropriate financing statements (all of which filings have been made) and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder, no authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either for the grant by Grantor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by Grantor or for the perfection of or the exercise by TBCC of its rights hereunder to the Collateral in the United States.

4.  AFTER-ACQUIRED PATENT OR TRADEMARK RIGHTS.

     If Grantor shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Grantor shall give prompt notice in writing to TBCC with respect to any such new trademarks or parents, or renewal or extension of any trademark registration. Grantor shall bear any expenses incurred in connection with future patent applications or trademark registrations. Without limiting Grantor's obligation under this Section 4, Grantor authorizes TBCC to modify this Agreement by amending Exhibits A or B
                                                             ---------------
to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Exhibits A or B shall
                                                           ---------------
in any way affect, invalidate or detract from TBCC's continuing security interest in all Collateral, whether or not listed on Exhibit A or B.
                                                     --------------

5.   LITIGATION AND PROCEEDINGS.

     Grantor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and its own expense, such suits, administrative proceedings, or other action for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. Grantor shall provide to TBCC any information with respect thereto requested by TBCC. TBCC shall provide at Grantor's expense all necessary cooperation in connection with any such suits, proceedings, or action, including, without limitation, joining as a necessary party. Following Grantor's becoming aware thereof, Grantor shall notify TBCC of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding Grantor's claim of ownership in any of the patents or trademarks, its right to apply for the same, or its right to keep and maintain such patent or trademark rights.

6.   POWER OF ATTORNEY.

     Grantor, hereby appoints TBCC as Grantor's true and lawful attorney, with full power of substitution, to do any or all of the following, in the name, place and stead of Grantor*: (a) file this Agreement (or an abstract hereof) or any other document describing TBCC's interest in the Collateral with the United States Patent and Trademark Office; (b) execute any modification of this Agreement pursuant to Section 4 of this Agreement; (c) take any action and execute any instrument which TBCC may deem necessary or advisable to accomplish the purposes of this Agreement**; and (d) following an Event of Default*** (as defined in the Loan Agreement), (i) endorse Grantor's name on all applications, documents, papers and instruments necessary for TBCC to use or maintain the Collateral; (ii) ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral; (iii) file any claims or take any action or institute any proceedings that TBCC may deem necessary or desirable for the collection of any of the Collateral or otherwise enforce TBCC's rights with respect to any of the Collateral, and (iv) assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

     * PROVIDED THAT WITH RESPECT TO THE ACTIONS SET FORTH IN (A), (B) AND (C) BELOW SUCH POWER OF ATTORNEY SHALL BE EFFECTIVE ONLY AFTER TBCC HAS GIVEN GRANTOR THREE BUSINESS DAYS NOTICE OF ITS INTENT TO DO SO

     ** REGARDING CLAUSES (A) AND (B) ABOVE

     *** AND DURING THE CONTINUANCE THEREOF

7.   RIGHT TO INSPECT.

     Grantor grants to TBCC and its employees and agents the right to visit Grantor's plants and facilities which manufacture, inspect, or store products sold under any of the patents or trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours.

8.   SPECIFIC REMEDIES.

     Upon the occurrence* of any Event of Default (as defined in the Loan Agreement), TBCC shall have, in addition to, other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including the following:

     * AND DURING THE CONTINUANCE

     8.1 NOTIFICATION. TBCC may notify licensees to make royalty payments on license agreements directly to TBCC;

     8.2 SALE. TBCC may sell or assign the Collateral and associated goodwill at public or private sale for such amounts, and at such time or times as TBCC deems advisable. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to Grantor five (5) days prior to such disposition. Grantor shall be credited with the net proceeds of such sale only when they are actually received by TBCC, and Grantor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, TBCC shall also give notice of the time and place by publishing a notice one time at least five (5) days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held. To the maximum extent permitted by applicable law, TBCC may be the purchaser of any or all of the Collateral and associated goodwill at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any collateral payable by TBCC at such sale.


9.   GENERAL PROVISIONS.


     9.1 EFFECTIVENESS. This Agreement shall be binding and deemed effective when executed by Grantor and TBCC.

     9.2 NOTICES. Except to the extent otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the notice provisions of the Loan Agreement.

     9.3 NO WAIVER. No course of dealing between Grantor and TBCC, nor any failure to exercise nor any delay in exercising, on the part of TBCC, any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement, shall operate as a waiver. No single or partial exercise of any right, power, or privilege under this Agreement or under the Loan Agreement or any other agreement by TBCC shall preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege by TBCC.

     9.4 RIGHTS ARE CUMULATIVE. All of TBCC's rights and remedies with respect to the Collateral whether established by this Agreement, the Loan Agreement, or any other documents or agreements, or by law shall be cumulative and may be exercised concurrently or in any order.

     9.5 SUCCESSORS. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties; provided that

Grantor may not transfer any of the Collateral or any rights hereunder, without the prior written consent of TBCC, except as specifically permitted *.

     * BY THIS AGREEMENT

     9.6 SEVERABILITY. The provisions of this Agreement are severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such provision, or part thereof, in such jurisdiction, and shall not in any manner affect such provision or part thereof in any other jurisdiction, or any other provision of this Agreement in any jurisdiction.

     9.7 ENTIRE AGREEMENT. This Agreement is subject to modification only by a writing signed by the parties, except as provided in Section 4 of this Agreement. To the extent that any provision of this Agreement conflicts with any provision of the Loan Agreement, the provision giving TBCC greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to TBCC under the Loan Agreement. This Agreement, the Loan Agreement, and the documents relating thereto comprise the entire agreement of the parties with respect to the matters addressed in this Agreement.

     9.8 FEES AND EXPENSES. Grantor shall pay to TBCC on demand all costs and expenses that TBCC pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement, including: (a) reasonable attorneys' and paralegals' fees and disbursements of counsel to TBCC; (b) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (c) costs and expenses of lien and title searches; (d) taxes, fees, and other charges for filing this Agreement at the United States Patent and Trademark Office, or for filing financing statements, and continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (e) sums paid or incurred to pay any amount or take any action required of Grantor under this Agreement that Grantor fails to pay or take; (f) costs and expenses of preserving and protecting the Collateral; and (g) costs and expenses (including reasonable attorneys' and paralegals' fees and disbursements) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the TBCC arising out of the transactions contemplated hereby (including preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement or the Loan Documents regarding costs and expenses to be paid by Grantor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of such attorneys' and paralegals' fees and costs is intended to survive any judgment, and is not to be deemed merged into any judgment.

     9.9 INDEMNITY. Grantor shall protect, defend, indemnify, and hold harmless TBCC and TBCC's assigns from all liabilities, losses, and costs (including without limitation reasonable attorneys' fees) incurred or imposed on TBCC relating to the matters in this Agreement.

     9.10 FURTHER ASSURANCES. At TBCC's request, Grantor shall execute and deliver to TBCC any further instruments or documentation, and perform any acts, that may be reasonably necessary or appropriate to implement this Agreement, the Loan Agreement or any other agreement, and the documents relating thereto, including without limitation any instrument or documentation reasonably necessary or appropriate to create, maintain, perfect, or effectuate TBCC's security interests in the Collateral.

     9.11 RELEASE. At such time as Grantor shall completely satisfy all of the Obligations and the Loan Agreement shall be terminated, TBCC shall execute and deliver to Grantor all assignments and other instruments as may be reasonably necessary or proper to terminate TBCC's security interest in the Collateral, subject to any disposition of the Collateral which may have been made by TBCC pursuant to this Agreement. For the purpose of this Agreement, the Obligations shall be deemed to continue if Grantor enters into any bankruptcy or similar proceeding at a time when any amount paid to TBCC could be ordered to be repaid as a preference or pursuant to a similar theory, and shall continue until it is finally determined that no such repayment can be ordered.

     9.12 GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT AND ANY DISPUTE ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE GOVERNED BY THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS. ALL DISPUTES BETWEEN THE GRANTOR AND TBCC, WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE AND FEDERAL COURTS LOCATED 1N CHICAGO, ILLINOIS, AND THE COURTS TO WHICH AN APPEAL THEREFROM MAY BE TAKEN; PROVIDED, HOWEVER, THAT TBCC SHALL HAVE THE RIGHT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO PROCEED AGAINST THE GRANTOR OR ITS PROPERTY IN ANY LOCAT1ON REASONABLY SELECTED BY TBCC IN GOOD FAITH TO ENABLE TBCC TO REALIZE ON SUCH PROPERTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF TBCC. THE GRANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS, SETOFFS OR CROSS-CLAIM IN ANY PROCEEDING BROUGHT BY TBCC. THE GRANTOR WAIVES ANY OBJECTION THAT 1T MAY HAVE TO THE LOCATION OF THE COURT IN WHICH TBCC HAS COMMENCED A PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON FORUM NON CONVENIENS.

     9.13 WAIVER OF RIGHT TO JURY TRIAL. TBCC AND GRANTOR EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (I) THIS AGREEMENT; OR (II) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN TBCC AND GRANTOR; OR (III) ANY CONDUCT, ACTS OR OMISSIONS OF TBCC OR GRANTOR OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH TBCC OR GRANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

TRANSAMERICA BUSINESS                 TUT SYSTEMS, INC.
CREDIT CORPORATION



By________________________            By: /s/ Nelson B. Caldwell
                                         ---------------------------
Title_____________________            Title  CEO
                                           -------------------------

                                  EXHIBIT "A"

                                U.S. TRADEMARKS
                                  REGISTERED

MARK                                          REG. NO.        REG. DATE
----                                          --------        ---------
Fast Copper Technology                        2,118,251       Dec. 2, 1997

Silver Streak                                 1,889,180       Apr. 11, 19

TUT Systems                                   1,916,130       Sep. 5, 1995

Tutankhamon                                   1,856,196       Sep. 27, 1994

                                  EXHIBIT "A"

                                U.S. TRADEMARKS
                                    PENDING

MARK                                            SERIAL NO.   FILING DATE
----                                            ----------   -----------
Expresso                                        282,693       4/25/97

Home Run                                        165,243       9/13/96

Immaculate Connection                           039,734       3/19/90

Magik Net                                                     9/10/90

SLC                                             005,833      10/13/95

                                  EXHIBIT "B"

                                 U.S. PATENTS
                                  REGISTERED

TITLE
-----                                          REG. DATE        REG. NO.
                                               -----------      ---------
Local Area Network Amplifier for Twisted       Mar. 2, 1993     5,191,300
Pair Lines

Network Monitor and Test Apparatus             Nov. 9, 1993     5,260,664

EMI Suppression Coding                         Feb. 1, 1994     5,238,807

Network Monitor and Test Apparatus             Sep. 13, 1994    5,347,225

Network Monitor and Test Apparatus             Nov. 15, 1994    5,365,515

Flat Cable to Flat Parallel Wire Cable         Jan. 3, 1995     5,379,005

EMI Suppression Coding                         Jun. 6, 1995     5,422,919

Enhanced Collision Detection for Ethernet      Sep. 12, 1995    5,450,594
Network

Flat Cable to Flat Parallel Wire Cable         Nov. 14, 1995    5,467,061

Common Mode Current Cancellation in            Dec. 24, 1996    5,587,692
Twisted Pairs

Time Dependent Encoding System                 Dec. 9, 1997     5,696,790

Circuit For Preventing Base Line Wander        Sep. 22, 1998    5,812,597
Of Digital Signals in a Network Receiver

                                  EXHIBIT "B"

                                 U.S. PATENTS
                                  REGISTERED

TITLE                                           REG. DATE      REG. NO.
-----                                           ---------      --------
Local Area Network Amplifier for Twisted        Mar. 2, 1993   5,191,300
Pair Lines

Network Monitor and Test Apparatus              Nov. 9, 1993   5,260,664

EMI Suppression Coding                          Feb. 1, 1994   5,238,807

Network Monitor and Test Apparatus              Sep. 13, 1994  5,347,225

Network Monitor and Test Apparatus              Nov. 15, 1994  5,365,515

Flat Cable to Flat Parallel Wire Cable          Jan. 3, 1995   5,379,005

EMI Suppression Coding                          Jun. 6, 1995   5,422,919

Enhanced Collision Detection for Ethernet
Network                                         Sep. 12, 1995  5,450,594

Flat Cable to Flat Parallel Wire Cable          Nov. 14, 1995  5,467,061

Common Mode Current Cancellation in
Twisted Pairs                                   Dec. 24, 1996  5,587,692

Time Dependent Encoding System                  Dec. 9, 1997   5,696,790

Circuit For Preventing Base Line Wander
Of Digital Signals in a Network Receiver        Sep. 22, 1998  5,812,597

                                  EXHIBIT "B"

                                 U.S. PATENTS
                                    PENDING

Title                                               DOCKET FILE NO.  SERIAL NO.
-----                                               ---------------  ----------
Apparatus and Method for Selecting Different         85710.P024       08/845,560
Communication Speeds on a Data Signal Line

Method and Apparatus for Encoding a Bit Sequence     85710.P025       08/925,205
For Transmission Over Pots Wiring

Encoding/Detection Method for Digital Data           85710.P026       08/899,220

Method and Apparatus for Detecting Collisions on a   85710.P027       08/925,043
Network

Encoding/Detection Method for Digital Data                            09/024,883
Transmitter with a Signal Having Multiple Levels

Method and Apparatus for Dynamically Varying
The Noise Sensitivity of a Receiver                  85710.P030

Method and Apparatus for Installing a Software
Upgrade Within a Memory Resource Associated
With a Computer System                               85710.P031

                                  EXHIBIT "B"

                                 U.S. PATENTS
                                    PENDING

Title                                              DOCKET FILE NO.  SERIAL NO.
-----                                              ---------------  ----------
Method and Apparatus for Transmitting and
Receiving a Symbol Over Pots Wiring Using a
Multi-Cycle Waveform                               85710.P032

Method and Apparatus for Detecting Collisions
On a Network Using Multi-Cycle Waveform Pulses     85710.P033

                                  EXHIBIT "B"

                                 U.S. PATENTS
                                    PENDING

Title                                                DOCKET FILE NO.  SERIAL NO.
-----                                                --------------   ----------
Method and Apparatus for the Secure Switching
Of a Packet within a Communications Network           85710.P034

Method and Apparatus for Automatically Reducing
Cross-Talk Between Wires Coupled to a Common
Network Device                                        85710.P035

Method and Apparatus for Automatically Determining
A Peak Voltage Level for a Data Signal Propagated
on a Carrier Medium                                   85710.P036

Method and Apparatus for Detecting a Data Signal
on A Carrier Medium                                   85710.P037

Method and Apparatus for Detecting Reception of
First And Second Portions of a Frame Utilizing
First and Second Levels of Receiver Sensitivity       85710.P038

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.



                           STOCK SUBSCRIPTION WARRANT

                          TO PURCHASE COMMON STOCK OF

                       TUT SYSTEMS, INC. (THE "COMPANY")

                  DATE OF INITIAL ISSUANCE: December 18, 1998


     THIS CERTIFIES THAT for value received, TBCC FUNDING TRUST II, A DELAWARE BUSINESS TRUST OR its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Fifty-Five Thousand (55,000) shares of common stock, $.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.


SECTION 1. DEFINITIONS.
           -----------

     For all purposes of this Warrant, the following terms shall have the meanings indicated:

     COMMON STOCK - shall mean and include the Company's authorized Common
     ------------
Stock, $.001 par value, as constituted at the date hereof.

     EXCHANGE ACT - shall mean the Securities Exchange Act of 1934, as amended
     ------------
from time to time.

     SECURITIES ACT - the Securities Act of 1933, as amended.
     --------------

     TERM OF THIS WARRANT - shall mean the period beginning on the date of
     --------------------
initial issuance hereof and ending on December 18, 2003.

     WARRANT PRICE - $14.00 per share, subject to adjustment in accordance with
     -------------
Section 5 hereof.

     WARRANTS - this Warrant and any other Warrant or Warrants are issued
     --------
in connection with a Loan and Security Agreement dated December 18, 1998 by and between the Company and Transamerica Business Credit Corporation (the "Loan Agreement") to the original holder of this Warrant, or any transferees from such original holder or this Holder.

     WARRANT SHARES - shares of Common Stock purchased or purchasable by the
     --------------
Holder of this Warrant upon the exercise hereof.

SECTION 2. EXERCISE OF WARRANT.
           -------------------

     2.1. PROCEDURE FOR EXERCISE OF WARRANT. To exercise this Warrant in whole
          ---------------------------------
or in part (but not as any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 13 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or evidence of any indebtedness of the Company to the Holder (or any combination of any of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 13 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:


                              CS = WCS x (CMP-WP)
                                   -------------
                                      CMP

Where

     CS   equals the number of shares of Common Stock to be issued to the Holder

     WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

     CMP  equals the Current Market Price (at the date of such calculation)

     WP   equals the Warrant Price (as adjusted to the date of such calculation)

In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

     2.2 TRANSFER RESTRICTION LEGEND. Each certificate for Warrant Shares shall
         ---------------------------
bear the following legend (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred in The absence of such registration or an exemption therefrom under said Act."

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

SECTION 3. COVENANTS AS TO COMMON STOCK. The Company covenants and agrees that
           ----------------------------
all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.
The Company further covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

SECTION 4. ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment of the Warrant
           ------------------------------
Price as provided in Section 5, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest tenth of a share) obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Price resulting from such adjustment.

SECTION 5. ADJUSTMENT OF WARRANT PRICE. The Warrant Price shall be subject to
           ---------------------------
adjustment from time to time as follows:

  (i)   [Reserved]

  (ii)  [Reserved]

  (iii) If at any time during the Term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable upon the exercise hereof shall be increased in proportion to such increase in outstanding shares.

  (iv) If, any time during the Term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase so that the number of shares of Common Stock issuable upon the exercise hereof shall be decreased in proportion to such decrease in outstanding shares.

  (v) In case, at any time during the Term of this Warrant, the Company shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or earned surplus or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends and distributions) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the difference of (x) the Current Market Price of one share of Common Stock minus
(y) the fair market value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock and of which the denominator shall be such Current Market Price.

  (vi) All calculations under this Section 5 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

  (vii) For the purpose of any computation pursuant to this Section 5, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this clause (vii) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company or, if such determination cannot be made, by a nationally recognized independent investment banking firm selected by the Board of Directors of the Company (or if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

  (viii) [Reserved]

  (ix) Adjustments made pursuant to clauses (iii), (iv) and (v) above shall be made on the date such dividend, subdivision, split-up, combination or distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

  (x) In the event the Company shall propose to take any action of the types described in clauses (iii), (iv) or (v) of this Section 5, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

  (xi) In any case in which the provisions of this Section 5 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6. OWNERSHIP.
           ---------

     6.1. OWNERSHIP OF THIS WARRANT. The Company may deem and treat the person
          -------------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

     6.2. TRANSFER AND REPLACEMENT. This Warrant and all rights hereunder are
          ------------------------
transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 13 hereof. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. Except as otherwise provided above, in the case of the loss, theft or destruction of a Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any transfer or replacement of this Warrant, other than stock transfer taxes (if any) payable in connection with a transfer of this Warrant, which shall be payable by the Holder. Holder will not transfer this Warrant and the rights hereunder except in compliance with federal and state securities laws.

SECTION 7. MERGERS, CONSOLIDATION, SALES. In the case of any proposed
           -----------------------------
consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8. NOTICE OF DISSOLUTION OR LIQUIDATION. In case of any distribution of
           ------------------------------------
the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration of thirty (30) days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within thirty (30) days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9. NOTICE OF EXTRAORDINARY DIVIDENDS. If the Board of Directors of the
           ---------------------------------
Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than thirty (30) days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10. FRACTIONAL SHARES. Fractional shares shall not be issued upon the
            -----------------
exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11. SPECIAL ARRANGEMENTS OF THE COMPANY. The Company covenants and
            -----------------------------------
agrees that during the Term of this Warrant, unless otherwise approved by the Holder of this Warrant:

     11.1. WILL RESERVE SHARES. The Company will reserve and set apart and have
           -------------------
available for issuance at all times, free from preemptive or other preferential rights, the number of shares of authorized but unissued Common Stock deliverable upon the exercise of this Warrant.

     11.2. WILL NOT AMEND CERTIFICATE. The Company will not amend its
           --------------------------
Certificate of Incorporation to eliminate as an authorized class of capital stock that class denominated as "Common Stock" on the date hereof.

     11.3. WILL BIND SUCCESSORS. This Warrant shall be binding upon any
           --------------------
corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

SECTION 12. REGISTRATION RIGHTS; ETC. The Company agrees to provide to the
            ------------------------
Holder written registration rights, substantively the same as now exist for all other registration rights holders with respect to the common stock of the Company, on or before May 1, 1999, which shall be in form reasonably acceptable to Holder.

SECTION 13. NOTICES. Any notice or other document required or permitted to be
            -------
given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at 15260 Ventura Blvd., Suite 1240, Sherman Oaks, California 91403, with a copy to Holder at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail to, the Company at 2495 Estand Way, Pleasant Hill, California 94523, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

SECTION 14. NO RIGHTS AS STOCKHOLDER: LIMITATION OF LIABILITY. This Warrant
            -------------------------------------------------
shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 15. LAW GOVERNING. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS
            -------------
WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE W1TH THE LAWS OF THE STATE OF ILLINOIS WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 16. MISCELLANEOUS.
            -------------

          (a) This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

          (b) All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer on December 18, 1998.


                                    TUT SYSTEMS, INC.


                                    By: /s/ Nelson B. Caldwell
                                        ----------------------
                                    Title: CEO
                                           ------------------

                           FORM OF NOTICE OF EXERCISE


                [TO BE SIGNED ONLY UPON EXERCISE OF THE WARRANT]


                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT


     The undersigned hereby exercises the right to purchase ___ shares of Common Stock which the undersigned is entitled in purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]

                           .   makes payment of $_______ therefor; or

                           . directs the Company to issue ______ shares, and to withhold ____ shares in lieu of payment of the Warrant Price, as described in Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:


       The shares are to be issued in certificates of the following denominations:


                                    ___________________________
                                    [Type Name of Holder]


                                    By: _______________________

                                    Title: ____________________


Dated: _____________________

                              FORM OF ASSIGNMENT
                                   (ENTIRE)


              [TO BE SIGNED ONLY UPON TRANSFER OF ENTIRE WARRANT]


                    TO BE EXECUTED BY THE REGISTERED HOLDER
                        TO TRANSFER THE WITHIN WARRANT


     FOR VALUE RECEIVED __________________________ hereby sells, assigns and transfers unto ___________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.



                                     ____________________________

                                     [Type Name of Holder]


                                     By: _______________________

                                     Title: ____________________


Dated: ______________________


NOTICE


     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                   (PARTIAL)


              [TO BE SIGNED ONLY UPON PARTIAL TRANSFER OF WARRANT]


                    TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT


     FOR VALUE RECEIVED _____________ hereby sells, assigns and transfers unto __________________ (i) the rights of the undersigned to purchase _____ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all right assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint ___________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

                                    __________________________

                                    [Type Name of Holder]


                                    By: ______________________

                                    Title: ___________________


Dated: ______________________



NOTICE

     The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.